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[WASATCH FUNDS LOGO]

                       STATEMENT OF ADDITIONAL INFORMATION

                               WASATCH FUNDS, INC.
                             150 Social Hall Avenue
                                    4th Floor
                            Salt Lake City, UT 84111

                                January 31, 2005

WASATCH FUNDS, INC. ("Wasatch Funds" or the "Company") is an open-end management investment company issuing shares of Common Stock in eleven separate series or "Funds," eleven of which are publicly offered and are described herein: Wasatch Core Growth Fund (the "Core Growth Fund"), Wasatch Global Science & Technology Fund (the "Global Science & Technology Fund"), Wasatch Heritage Growth Fund, (the "Heritage Growth Fund"), Wasatch International Growth Fund (the "International Growth Fund"), Wasatch International Opportunities Fund, (the "International Opportunities Fund"), Wasatch Micro Cap Fund (the "Micro Cap Fund"), Wasatch Micro Cap Value Fund (the "Micro Cap Value Fund"), Wasatch Small Cap Growth Fund (the "Small Cap Growth Fund"), Wasatch Small Cap Value Fund (the "Small Cap Value Fund"), Wasatch Ultra Growth Fund (the "Ultra Growth Fund") and Wasatch-Hoisington U.S. Treasury Fund.

This Statement of Additional Information is not a Prospectus but contains information in addition to, and more detailed than, that set forth in the Prospectus and should be read in conjunction with the Prospectus. A Prospectus may be obtained without charge by calling 800.551.1700 or writing to Wasatch Funds at P.O. Box 2172, Milwaukee, Wisconsin 53201-2172. The Statement of Additional Information and the related Prospectus are both dated January 31, 2005. Capitalized terms used herein and not defined have the same meanings as those used in the Prospectus.

The following financial statements are incorporated by reference to the Annual Report dated September 30, 2004 of Wasatch Funds, Inc. (File No. 811-4920) as filed with the Securities and Exchange Commission on November 26, 2004.

      1.    Schedules of Investments as of September 30, 2004

      2.    Statements of Assets and Liabilities as of September 30, 2004

      3.    Statements of Operations for Year Ended September 30, 2004

      4. Statements of Changes in Net Assets for the Years Ended September 30, 2004 and 2003

      5.    Financial Highlights

      6.    Notes to Financial Statements

      7.    Report of Independent Registered Public Accounting Firm

Shareholders may obtain a copy of the Annual Report, without charge, by calling
800.551.1700 or by downloading it from Wasatch Funds' web site at www.wasatchfunds.com.

           P.O. Box 2172 Milwaukee, WI 53201-2172 www.wasatchfunds.com
                               Phone: 800.551.1700
            Wasatch Funds are distributed by ALPS Distributors, Inc.

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
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TABLE OF CONTENTS
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
GENERAL INFORMATION AND HISTORY...................................................................................3

INVESTMENT OBJECTIVES AND STRATEGIES..............................................................................3

STRATEGIES AND RISKS..............................................................................................8

FUND RESTRICTIONS AND POLICIES...................................................................................24

MANAGEMENT OF THE COMPANY........................................................................................30

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................................................34

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................36

BROKERAGE ALLOCATION AND OTHER PRACTICES.........................................................................42

CAPITAL STOCK AND OTHER SECURITIES...............................................................................44

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED.....................................................45

TAX STATUS.......................................................................................................49

CALCULATION OF PERFORMANCE DATA..................................................................................51

APPENDIX A.......................................................................................................54

APPENDIX B.......................................................................................................59
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GENERAL INFORMATION AND HISTORY

Wasatch Funds, Inc. ("Wasatch Funds" or the "Company") was incorporated under
Utah law on November 18, 1986 and reincorporated as a Minnesota corporation in January 1998. The Core Growth Fund, Small Cap Growth Fund and Wasatch-Hoisington
U.S. Treasury Fund commenced operations on December 6, 1986, the Ultra Growth
Fund on August 16, 1992, the Micro Cap Fund on June 19, 1995, the Small Cap
Value Fund on December 17, 1997, the Global Science & Technology Fund on
December 19, 2000, the International Growth Fund on June 28, 2002, the Micro Cap
Value Fund on July 28, 2003, the Heritage Growth Fund on June 18, 2004 and the
International Opportunities Fund on January 27, 2005.

INVESTMENT OBJECTIVES AND STRATEGIES

Wasatch Funds is an open-end management investment company currently offering eleven separate Funds. The Core Growth Fund, Global Science & Technology Fund,
Heritage Growth Fund, International Growth Fund, International Opportunities
Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap
Value Fund and Ultra Growth Fund (individually an "Equity Fund" and collectively the "Equity Funds") are each non-diversified funds. The Wasatch-Hoisington U.S.
Treasury Fund is a diversified fund.

While the Equity Funds are "non-diversified," which means that they are permitted to invest their assets in a more limited number of issuers than other investment companies, the Equity Funds intend to diversify their assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"). To so qualify (i) not more than 25% of the total value of the Equity Funds' assets may be invested in securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers controlled by the Equity Funds, which, pursuant to the regulations under the Code, may be deemed to be engaged in the same, similar, or related trades or businesses, and (ii) with respect to 50% of the total value of the Equity Funds' assets (a) not more than 5% of their total assets may be invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) and (b) the Equity Funds may not own more than 10% of the outstanding voting securities of any one issuer
(other than U.S. government securities and the securities of other regulated investment companies).

WASATCH CORE GROWTH FUND

Status: The Core Growth Fund is closed to new investors and existing shareholders.

The Core Growth Fund's primary investment objective is long term growth of capital. Income is a secondary objective to be sought only when consistent with the primary objective. The Fund's investment objectives cannot be changed without shareholder approval. In pursuit of its primary investment objective, the Fund will normally invest at least 65% of its net assets in the equity securities of growing companies. Its strategy is to invest in core companies that Wasatch Advisors, Inc. (the "Advisor") considers to be high quality, stable and well-established with the potential to grow steadily for long periods of time. The Fund will typically invest in small and mid-size companies with market capitalizations of less than $5 billion at the time of initial purchase. The
Fund will strive to purchase stocks at prices the Advisor believes are reasonable relative to the Advisor's projection of a company's five year earnings growth rate. Characteristics the Advisor looks for in core companies may include: the potential to grow steadily at a faster rate than that of an average large company; a sustainable competitive advantage; the ability to capitalize on favorable long term trends; experienced top management with a substantial stake in the company's future and high return on capital. The
Advisor seeks to limit volatility

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by investing in companies that are believed to be stable and have the potential for consistent long term growth. Nevertheless, the Fund will experience volatility and is best suited for long term investors.

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND

Status: Open

The Global Science & Technology Fund seeks long term growth of capital. In pursuit of its investment objective, under normal market conditions, the Fund will invest at least 80% of its net assets primarily in the equity securities of science and technology companies. The Fund's investment objective can be changed without shareholder approval. The Advisor defines technology companies as companies whose primary business involves the application of science or technology to commerce or industry. Typically, these will be companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications and chemical industries as well as medical technology companies in the biotechnology, pharmaceutical and medical products industries. The Fund may invest in companies of any size. However, because technology is a rapidly changing sector, the Advisor expects a significant portion of the Fund's assets to be invested in early stage, small and mid-size companies. A significant portion of the Fund's assets typically will be invested in U.S. companies and in at least two other countries.
Globally, the Fund may invest in companies in countries with established or emerging securities markets. While the risks of investing are greater in countries with emerging markets, this usually will not be a deterrent if the Advisor's research indicates a company has outstanding investment potential. The
Fund may also participate in initial public offerings (IPOs).

WASATCH HERITAGE GROWTH FUND.

Status: Open

The Fund's investment objective is long term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital.
The Fund's investment objective can be changed without shareholder approval. In pursuit of its investment objective, under normal market conditions, the Fund will invest primarily in the equity securities of growing companies with market capitalizations between $3 billion and $20 billion at the time of purchase.
These companies typically will be larger than the companies in which most of the other Equity Funds invest.

WASATCH INTERNATIONAL GROWTH FUND

Status: Open

The International Growth Fund's investment objective is long term growth of capital. The Fund's investment objective can be changed without shareholder approval. In pursuit of its investment objective, under normal market conditions, the Fund will invest at least 65% of its net assets in the equity securities of smaller foreign growth companies in at least three different developed countries. We define foreign companies as those domiciled outside the United States or with the principal trading market of their securities outside the United States. Developed countries include Australia, Austria, Belgium,
Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy,
Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden,
Switzerland and the United Kingdom. Emerging market countries are those not listed above as developed countries. The Fund will focus on companies that the Advisor believes have superior growth potential. In some cases, the Fund may invest in early stage companies if the Advisor believes they have outstanding long-term growth potential. The Fund will strive to purchase stocks at prices that are rational relative to the Advisor's projection of a company's three-year earnings growth rate. Although the Advisor expects the Fund to invest primarily in developed countries, the Fund may invest in companies that are based in, or do a significant amount of business in, countries with emerging economies and securities markets. The Fund does not use allocation models to restrict investments to certain regions, countries or industries. The Fund will typically focus on smaller foreign companies, although the Fund may invest in larger foreign companies or in U.S.-based companies of any size. The Fund does not limit its investments to specific sectors. Although the Fund's approach to investing is to analyze the growth prospects of individual companies, the growth it seeks is typically found in companies in what we believe are the fastest growing sectors. The Fund may also participate in IPOs. The Fund is best-suited for long term investors who can tolerate the greater risks and volatility that are inherent with investment in foreign stocks.

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WASATCH INTERNATIONAL OPPORTUNITIES FUND.

Status: The International Opportunities Fund is closed to new investors and existing shareholders.

The Fund's investment objective is long term growth of capital. The Fund's investment objective can be changed without shareholder approval. Currently, the Fund's investment advisor, Wasatch Advisors, Inc. (the "Advisor"), does not expect the Fund's investments to generate substantial income. In pursuit of its investment objective, under normal market conditions, the Fund will invest at least 65% of its net assets in the equity securities of foreign micro cap companies in at least three different developed countries. We define micro cap companies as companies with market capitalizations of less than $1 billion at the time of purchase. We define foreign companies as those domiciled outside the United States or with the principal trading market of their securities outside the United States. Developed countries include Australia, Austria, Belgium,
Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy,
Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden,
Switzerland and the United Kingdom. Emerging market countries are those not listed above as developed countries. The Fund will focus on companies that the Advisor believes have above average revenue and earnings potential. In some cases, the Fund may invest in early stage companies if the Advisor believes they have outstanding long-term growth potential. Although the Advisor expects the Fund to invest primarily in developed countries, the Fund may invest in companies that are based in, or do a significant amount of business in, countries with emerging economies and securities markets. The Fund does not use allocation models to restrict investments to certain regions, countries or industries. The Fund does not limit its investments to specific sectors.
Although the Fund's approach to investing is to analyze the growth prospects of individual companies, the growth it seeks is typically found in companies in what the Advisor believes are the fastest growing sectors. The Fund may also invest in technology and health care companies. The Fund may also participate in initial public offerings.


WASATCH MICRO CAP FUND

Status: The Micro Cap Fund is closed to new investors and existing shareholders.

The Micro Cap Fund's primary investment objective is long term growth of capital. Income is a secondary objective to be sought only when consistent with the primary objective. The Fund's investment objectives cannot be changed without shareholder approval. In pursuit of its primary investment objective, under normal market conditions, the Fund will invest at least 80% of its net assets in the equity securities of companies with market capitalizations of less than $1 billion at the time of purchase. Its strategy is to invest in the smallest companies that the Advisor believes possess superior growth potential, and are reasonably priced relative to the Advisor's projection of the company's five year earnings growth rate. The Fund targets two types of investments, core and high growth companies. The Advisor believes core companies are stable and have the potential for consistent growth and the ability to sustain growth over the long term. Characteristics the Advisor looks for in core companies may include: the potential to grow steadily at a faster rate than that of an average large company; a sustainable

                                        5
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competitive advantage; and the ability to capitalize on favorable long term trends. The Advisor believes high growth companies have the potential for rapid stock price appreciation that can enhance the Fund's returns. Investments in high growth companies are inherently more risky than investments in core companies and their stock prices are more volatile, but the Advisor believes the potential rewards are greater. Characteristics the Advisor looks for in high growth companies may include: the potential to grow faster and more aggressively than core companies; market leadership or the potential to become a market leader; proprietary products; and sound financial controls. Characteristics the
Advisor looks for in core and high growth companies may include: experienced top management with a substantial stake in the company's future; high return on capital; and low use of debt. In some cases, the Fund may invest in early stage companies if the Advisor believes they have outstanding long-term growth potential. The Fund may invest in foreign securities of companies in developed countries. To a lesser extent, the Fund may invest in emerging market countries.
The Fund is best suited for long term investors who can tolerate the greater risks and volatility that are inherent with investment in micro cap stocks.

WASATCH MICRO CAP VALUE FUND

Status: The Micro Cap Value Fund is closed to new investors and existing shareholders.

The Fund's investment objective is long term growth of capital. In pursuit of its investment objective, under normal market conditions, the Fund will invest at least 80% of its net assets in the common stock of companies with market capitalizations of less than $1 billion at the time of purchase. The Fund's investment objective can be changed without shareholder approval. The Fund will seek to invest in micro cap companies that are considered to be temporarily undervalued but have significant potential for stock price appreciation. The attributes for such companies include competent top management with a substantial stake in the future of the company, the potential to improve earnings growth and new products or services that may increase revenue growth and market share. In some cases, the Fund may invest in early stage companies if the Advisor believes they have outstanding long-term growth potential. The Fund may invest in foreign securities of companies in developed countries. To a lesser extent, the Fund may invest in emerging market countries. The Fund is best-suited for long term investors who can tolerate the greater risks and volatility that are inherent with investment in foreign stocks.

WASATCH SMALL CAP GROWTH FUND

Status: The Small Cap Growth Fund is closed to new investors and existing shareholders.

The Small Cap Growth Fund's primary investment objective is long term growth of capital. Income is a secondary objective to be sought only when consistent with the primary objective. The Fund's investment objectives cannot be changed without shareholder approval. In pursuit of its primary investment objective, under normal market conditions, the Fund will invest at least 80% of its net assets in the equity securities of companies with market capitalizations of less than $2.5 billion at the time of purchase. Its strategy is to invest in companies that the Advisor believes possess superior growth potential, and are rationally priced relative to the Advisor's projection of the company's five year earnings growth rate. The Fund targets two types of investments, core and high growth companies. The Advisor believes core companies are stable and have the potential for consistent growth and the ability to sustain growth over the long term. Characteristics the Advisor looks for in core companies may include:
the potential to grow steadily at a faster rate than that of an average large company; a sustainable competitive advantage; and the ability to capitalize on favorable long term trends. The Advisor believes high growth companies have the potential for rapid stock price appreciation that can enhance the Fund's returns. Investments in high growth companies are inherently more risky than investments in core companies and their stock prices are more volatile, but the Advisor believes the potential rewards are greater. Characteristics the Advisor looks for in high growth companies may include: the potential to

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grow faster and more aggressively than core companies; market leadership or the potential to become a market leader; proprietary products; and sound financial controls. Characteristics the Advisor looks for in core and high growth companies may include: experienced top management with a substantial stake in the company's future; high return on capital; and low use of debt. The Fund is best suited for long term investors who can tolerate the greater risks and volatility that are inherent with investments in small company stocks.

WASATCH SMALL CAP VALUE FUND

Status: The Small Cap Value Fund is closed to new investors and existing shareholders.

The Small Cap Value Fund's primary investment objective is long term growth of capital. Income is a secondary objective to be sought only when consistent with the primary objective. The Fund's investment objectives cannot be changed without shareholder approval. In pursuit of its primary investment objective, under normal market conditions, the Fund will invest at least 80% of its net assets in the equity securities of companies with market capitalizations of less than $2.5 billion at the time of purchase. Its strategy is to invest in companies whose stocks the Advisor believes are temporarily undervalued but have significant potential for price appreciation. Characteristics the Advisor looks for in value investments may include: low stock valuations in the form of a low price-to-earnings ratio; low market capitalization-to-revenue ratio; potential for improved earnings growth; competent top management with a substantial stake in the future of the company; history of profitable growth; and products or services that may increase revenue growth or market share. In some cases, the Fund may invest in early stage companies if the Advisor believes they have outstanding long-term growth potential. The Fund is best suited for long term investors who can tolerate the greater risks and volatility that are inherent with investments in small cap value stocks.

WASATCH ULTRA GROWTH FUND

Status: The Ultra Growth Fund is closed to new investors and existing shareholders.

The Ultra Growth Fund's primary investment objective is long term growth of capital. Income is a secondary objective to be sought only when consistent with the primary objective. The Fund's investment objectives cannot be changed without shareholder approval. In pursuit of its primary investment objective, under normal market conditions, the Fund will invest at least 65% of its net assets in the equity securities of companies the Advisor believes have the potential for high growth based on such measures as increasing sales and/or earnings, market leadership, expanding operating margins and benefiting from favorable trends. Its strategy is to focus on companies in what the Advisor considers to be the fastest growing sectors of the economy. The Fund will typically invest in companies with market capitalizations of less than $5 billion at the time of initial purchase. In attempting to achieve the Fund's primary investment objective, it may take larger positions in a few companies that the Advisor believes have outstanding investment potential. Characteristics the Advisor looks for in high growth companies may include: the potential to increase earnings and/or sales at a rate that is significantly faster than the average large company; market leadership or the potential to become a market leader; proprietary products; sound financial controls; experienced top management with a substantial stake in the company's future; high return on capital; strong internal cash flow; and low use of debt. Due to its aggressive investment strategy, the Fund is best suited for long term investors who can tolerate the greater risks and volatility that are inherent with investments in rapidly growing small and mid-size companies.

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WASATCH-HOISINGTON U.S. TREASURY FUND.

Status: Open

The Wasatch-Hoisington U.S. Treasury Fund's investment objective is to provide a real rate of return that exceeds the rate of inflation over a business cycle by investing in U.S. Treasury securities with an emphasis on both income and capital appreciation. The Fund's investment objective cannot be changed without shareholder approval. In pursuit of its investment objective, the Fund will typically invest at least 90% of its total assets in U.S. Treasury securities and in repurchase agreements collateralized by such securities. The remainder of the Fund's portfolio can be invested in high quality money market instruments, cash equivalents and cash, which in the opinion of Hoisington Investment
Management Company (the "Sub-Advisor") present only minimal credit risks. The average maturity and effective duration of the Fund's portfolio will be adjusted based on the Sub-Advisor's assessment of multi-year trends in national and international economic conditions and interest rates, changes in inflationary pressures, and the value of long term Treasury bonds (maturities longer than 20 years) relative to inflation. The Fund will typically invest in long term U.S.
Treasury bonds, including zero coupon Treasury securities, when the Sub-Advisor determines that economic conditions suggest lower inflation and the multi-year trend is toward decreasing interest rates. The Fund will typically invest in U.S. Treasury bills or notes (maturities less than five years) when the Sub-Advisor determines that economic conditions suggest rising inflation and the multi-year trend is toward increasing interest rates. Over the course of a business cycle, under normal market conditions, the effective duration of the Fund's holdings is expected to vary from less than a year to a maximum of 25 years. The maturity of the Fund's holdings will range from less than a year to a maximum of the longest maturity Treasury bonds available. When the Fund is invested in longer weighted average maturities it will be more sensitive to changes in market interest rates and its net asset value may be subject to greater volatility. The turnover rate of the Fund's portfolio will vary substantially from year to year. During some periods, turnover will be well below 50%. At other times, turnover could exceed 200% annually. At these times, increased portfolio turnover may result in higher transaction costs and may also result in taxable capital gains. Portfolio adjustments may require the sale of securities prior to their maturity date. The goal of these transactions will be to increase income and/or change the duration of the overall portfolio. The Fund is not a money market fund and is best suited for long-term investors who can tolerate wide share price fluctuations.

FUND NAMES AND INVESTMENT POLICIES. The Global Science & Technology Fund, Micro
Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund and
Wasatch-Hoisington U.S. Treasury Fund have names that suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), each of those Funds has adopted a policy that it will, under normal circumstances, invest at least
80% of its assets in investments of the type suggested by its name. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A
Fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without vote of a majority of the Fund's outstanding shares as defined in the 1940 Act. However, under Rule
35d-1, shareholders must be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.

STRATEGIES AND RISKS

Each of the Funds' principal investment strategies and the risks associated with those strategies are described in the Prospectus. The following section describes in greater detail than the Prospectus, the Funds' investment strategies and the associated risks.

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FOREIGN SECURITIES. The Core Growth, Heritage Growth, Small Cap Growth, Small
Cap Value and Ultra Growth Funds may invest up to 20% of their total assets at the time of purchase in foreign securities. The Micro Cap and Micro Cap Value
Funds may invest up to 30% of their total assets at the time of purchase in foreign securities. The Global Science & Technology, International Growth and
International Opportunities Funds may invest in foreign securities without limitation. (Securities of foreign issuers which are publicly traded in the United States, either directly or through American Depositary Receipts, are not subject to this 20% limitation.) Investments in foreign countries involve certain risks which are not typically associated with U.S. investments.

ADDITIONAL RISKS OF FOREIGN SECURITIES.

      FOREIGN SECURITIES MARKETS. Trading volume on foreign country and, in particular, emerging market stock exchanges is substantially less than that on the New York Stock Exchange ("NYSE"). Further, securities of some foreign and, in particular, emerging market companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. The Funds endeavor to achieve the most favorable net results on their portfolio transactions and may be able to purchase securities on other stock exchanges where commissions are negotiable. Foreign stock exchanges, brokers and listed companies may be subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary three day settlement time for U.S. securities.

Companies in foreign countries are not generally subject to the same accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

      CURRENCY RISK. The value of the assets of a Fund as measured in U.S.
dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. A change in the value of any foreign currency relative to the U.S. dollar may cause a corresponding change in the dollar value of a Fund's assets that are denominated or traded in that country. In addition, a Fund may incur costs in connection with conversion between various currencies.

      POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, could impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect a Fund's investments.

      REGULATORY RISK. Foreign companies not publicly traded in the U.S. are not subject to the regulatory requirements of U.S. companies. There may be less publicly available information about such companies. Foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

      FOREIGN TAX RISK. The Funds' income from foreign issuers may be subject to non-U.S. withholding taxes. The Funds may also be subject to taxes on trading profits or on transfers of securities

                                       9
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in some countries. To the extent foreign income taxes are paid by the Funds, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

      TRANSACTION COSTS. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody charges, are generally higher than those of domestic transactions.

      EMERGING MARKETS. The Funds may invest in securities in emerging markets.
Investing in securities in countries with emerging securities markets may entail greater risks than investing in securities in countries with more mature securities markets. These risks may include (i) less social, political and economic stability; (ii) small current size of markets for such securities and low or nonexistent trading volume, which result in lack of liquidity and greater price volatility; (iii) certain national policies which may restrict the Funds' investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and
(v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

FOREIGN CURRENCY TRANSACTIONS. The Equity Funds may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded on an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The Equity Funds may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Equity Funds.

In connection with purchases and sales of securities denominated in foreign currencies, the Equity Funds may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Advisor expects to enter into settlement hedges in the normal course of managing the Funds' foreign investments. The Equity Funds could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Advisor.

The Equity Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Equity Funds owned securities denominated in pounds sterling, they could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. The Equity Funds could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

                                       10

SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover forward currency contracts.

Successful use of forward currency contracts will depend on the Advisor's skill in analyzing and predicting currency values. Forward contracts may substantially change the Global Science & Technology Fund's, International Growth Fund's and Micro Cap Value Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Equity Funds if currencies do not perform as the Advisor anticipates. For example, if a currency's value rose at a time when the Advisor had hedged the Equity Funds by selling that currency in exchange for U.S. dollars, the Equity Funds would be unable to participate in the currency's appreciation. If the Advisor hedges currency exposure through proxy hedges, the Equity Funds could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Advisor increases the Global Science & Technology Fund's, International Growth Fund's and Micro-Cap Value Fund's exposure to a foreign currency, and that currency's value declines, the Equity Funds will realize a loss. There is no assurance that the Advisor's use of forward currency contracts will be advantageous to the Equity Funds or that they will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Equity Funds.

FUTURES CONTRACTS. The Equity Funds may enter into futures contracts. Futures contracts are standardized, exchange-traded contracts that require delivery of the underlying financial instrument (such as a bond, currency or stock index) at a specified price, on a specified future date. The buyer of the futures contract agrees to buy the underlying financial instruments from the seller at a fixed purchase price upon the expiration of the contract. The seller of the futures contract agrees to sell the underlying financial instrument to the buyer at expiration at the fixed sales price. In most cases, delivery never takes place. Instead, both the buyer and the seller, acting independently of each other, usually liquidate their long and short positions before the contract expires; the buyer sells futures and the seller buys futures.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures may be used for hedging (i.e., to protect against adverse future price movements in a Fund's portfolio securities, or in securities a Fund intends to purchase). For example, if the portfolio manager thinks that the stock market might decline, the portfolio manager could sell stock index futures to safeguard a Fund's portfolio. If the market declines as anticipated, the value of stocks in a Fund's portfolio would decrease, but the value of a Fund's futures contracts would increase. Futures contracts may also be used to speculate on the market. For example, the portfolio manager might buy stock index futures on the expectation that the value of a particular index will rise, even though the stocks comprising the index are unrelated to stocks held or intended to be purchased by a Fund. Using futures for speculation, however, involves significant risk since futures contracts are highly leveraged instruments. When a portfolio manager enters into a futures contract, the manager needs to put up only a small fraction of the value of the underlying contract as collateral, yet gains or losses will be based on the full value of the contract.

The use of futures contracts would expose the Equity Funds to additional investment risks and transaction costs. Risks include: the risk that securities prices will not move in the direction that the Advisor anticipates; an imperfect correlation between the price of the futures contract and movements in the prices of any securities being hedged; the possible absence of a liquid secondary market for any particular futures contract and possible exchange-imposed price fluctuation limits; and leverage risk, which is the risk that adverse price movements in a futures contract can result in a loss substantially greater than a Fund's initial investment in that contract.

      FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Equity Funds' investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Equity Funds, the Equity Funds may be entitled to a return of the margin owed only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Equity Funds.

PUT AND CALL OPTIONS. The Equity Funds may purchase and write put and call options. A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. The Equity Funds may use put and call options for a variety of purposes. For example, if the portfolio manager wishes to hedge a security owned by a Fund against a decline in price, the portfolio manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the portfolio manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the portfolio manager intends to purchase a security at some date in the future, the portfolio manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased.

      PURCHASING PUT AND CALL OPTIONS. The Equity Funds may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Each Equity Fund will not invest more than 10% of the value of its net assets in purchased options.

      WRITING PUT AND CALL OPTIONS. The Equity Funds may write (i.e., sell) put and call options. When an Equity Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund would be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in put options it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for put options the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.

If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The Equity Funds will write only "covered" put and call options.

A call option written by a Fund is "covered" if the Fund: (a) owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio; or (b) meets the asset coverage requirements described under "Asset Coverage for Futures and Options Positions" below.

A put option written by a Fund is "covered" if the Fund: (a) holds a put on the same security having the same principal amount as the put option it has written and the exercise price of the put held is equal to or greater than the exercise price of the put written; or (b) meets the asset coverage requirements described under "Asset Coverage for Futures and Options Positions" below.

If options are "covered" by the Fund meeting the asset coverage requirements, the Fund's economic exposure is not limited as it would be if the options are "covered" as described in paragraphs (a) above.

      OTC OPTIONS. The Equity Funds may engage in over-the-counter ("OTC") options transactions. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Equity Funds greater flexibility to tailor options to their needs,

OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

RISKS OF OPTIONS AND FUTURES CONTRACTS.

      LACK OF CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Equity Funds' current or anticipated investments exactly. The Equity Funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involve a risk that the Equity Funds' options or futures positions will not track the performance of the Equity Funds' other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Equity Funds' investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Equity Funds may purchase or sell options and futures contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Equity Funds' options or futures positions are poorly correlated with other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Equity Funds to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Equity Funds to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Equity Funds' access to other assets held to cover options or futures positions could also be impaired.

OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. The Equity Funds may engage in options and futures transactions related to foreign currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency. The purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed above. The Equity Funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease exposure to different foreign currencies. The Equity Funds may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Equity Funds' investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Equity Funds against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Equity Funds' foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Equity Funds' investments exactly over time.

      ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Equity Funds will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Equity Funds' assets could impede portfolio management or the Equity Funds' ability to meet redemption requests or other current obligations.

      LIMITATIONS ON FUTURES AND COMMODITY OPTIONS TRANSACTIONS. The Equity Funds have filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the National Futures Association. The Equity Funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Equity Funds can commit assets to initial margin deposits and option premiums.

The above limitation on the Equity Funds' investments in futures contracts and commodity options, and the Equity Funds' policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information may be changed as regulatory agencies permit. With respect to positions in commodity futures or commodity options contracts which do not come within the meaning and intent of bona fide hedging in the Commodity Futures Trading Commission ("CFTC") rules, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the qualifying entity's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined by CFTC Rule 190.01(x) may be excluded in computing such 5%.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Equity Funds may purchase the securities of open-end or closed-end investment companies if the purchase is in compliance with the 1940 Act. If a Fund invests in securities of other investment companies, the return on any such investment will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies. (Such Fund indirectly absorbs its pro rata share of the other investment companies' expenses.) However, the Advisor believes that at times the return and liquidity features of these securities may be more beneficial than other types of securities.

ILLIQUID SECURITIES. Under SEC rules, an investment in a security is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such security is valued by the Funds.

The Board of Directors has authorized the Advisor to make liquidity determinations with respect to certain securities, including Rule 144A securities. A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be an illiquid security.

The Funds may invest up to 15% of their net assets in illiquid securities including "restricted" securities and private placements for which there is no public market value. The fair value of these securities will be determined by a designated Pricing Committee under the supervision of the Board of Directors in accordance with Board-approved Pricing Policies and Procedures. Given the inherent uncertainties of estimating fair market value, there can be no assurance that the value placed on a security will be appropriate in terms of how the security may be ultimately valued on the public market. These securities may never be publicly traded and the Funds may not be able to easily liquidate positions in these securities.

If illiquid securities exceed 15% of a Fund's net assets after the time of purchase, the Fund will take steps to reduce, in an orderly fashion, its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the Advisor may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their prices depreciate. Depreciation in the price of illiquid securities may cause the net asset value of the Fund to decline.

BORROWING TO PURCHASE SECURITIES (LEVERAGING). The Equity Funds may use leverage, that is, borrow money to purchase securities. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the borrowing costs (including interest), the net asset value of a Fund will rise. On the other hand, if the investment gains fail to cover the borrowing costs or if there are losses, the net asset value of a Fund will decrease.

The 1940 Act requires borrowings to have 300% net asset coverage, which means, in effect, that each Fund would be permitted to borrow up to an amount equal to one-third of the value of its total assets. If a Fund fails to meet this asset coverage test for any reason including adverse market conditions, it will be required to reduce borrowings within three business days to the extent necessary to meet the test. This requirement may make it necessary to sell a portion of a Fund's securities at a time when it is disadvantageous to do so. The amount a Fund can borrow may also be limited by applicable margin limitations of the Federal Reserve Board. Briefly, these provide that banks subject to the Federal Reserve Act may not make loans for the purpose of buying or carrying margin stocks if the loan is secured directly or indirectly by a margin stock, to the extent that the loan is greater than the maximum loan value of the collateral securing the loan.

Despite the potential risks of leveraging, the Advisor believes there may be times when it may be advantageous to the Funds to borrow to make investments. For example, when a portfolio manager perceives unusual opportunities in the market or in a particular sector, the portfolio manager may want to be more than 100% invested. Borrowing may also be considered when stock prices and trading volume are not favorable for securities a portfolio manager wants to sell, but stock prices and trading volume are favorable for securities the portfolio manager wants to buy. In these situations, which arise infrequently, borrowing may allow a portfolio manager to take advantage of favorable opportunities to purchase desired securities without having to sell securities at unfavorable prices.

SHORT SALES. The Equity Funds may make short sales of securities. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Fund must borrow the security to deliver to the buyer upon the short sale. The Fund is then obligated to replace the borrowed security by purchasing it at a later date. A short sale provides a possible hedge against the market risk of the value of other investments and protects a Fund in a declining market.

Short sales are subject to the risk that the Fund will incur a loss if the price of a security sold short increases between the date of the short sale and the date the Fund closes the short sale. Any gain on a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Except in the case of short sales "against the box," a Fund's market risk is unlimited in that the potential for increase in the market price of the security sold short is unlimited. Short sales "against the box" means the Fund owns securities identical to those sold short.

When a short position is closed out, it may result in a short-term capital gain or loss for federal income tax purposes. In a generally rising market, if a Fund maintains short positions in securities rising with the market, the net asset value of the Fund would increase to a lesser extent than if it had not engaged in short sales.

The Advisor may consider short selling when, in the course of analyzing individual companies to find those the Advisor believes have superior growth prospects, the Advisor finds companies it believes are substantially overpriced. Short selling may also be considered in arbitrage and hedge situations, and short selling might also be used under certain circumstances to defer taxes.

A Fund will not engage in short sales of securities when these transactions would cause the market value of all of its securities sold short to exceed 15% of its net assets. The value of the securities of any one issuer that may be shorted by a Fund is limited to the lesser of 5% of the value of the Fund's net assets or 5% of the securities of any class of the issuer. All short sales must be fully collateralized. The Funds maintain the collateral in a segregated account with their custodian. The collateral consists of cash, U.S. government securities or any other liquid securities equal to the market value of the securities at the time of the short sale. The Funds will thereafter maintain, on a daily basis, the collateral to ensure that it is equal to the current market value of the securities sold short. Short sales against the box are not subject to the 15% limitation. A capital gain or loss is recognized immediately upon the sale of a short against the box. A Fund may only engage in short sale transactions in securities listed on one or more U.S. or foreign securities exchanges or on EASDAQ or Nasdaq.

WARRANTS. A warrant entitles the holder to buy a security at a set price during a set period of time. The Equity Funds may invest in warrants to participate in an anticipated increase in the market value of the security. If such market value increases, the warrants may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting.

CONVERTIBLE SECURITIES. The Equity Funds may invest in convertible securities. These are bonds or preferred stocks that are convertible into a corporation's common stock. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk of loss of principal than the corporation's common stock.

In selecting convertible securities for the Funds, the Advisor will consider among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund. Convertible securities may have mandatory sinking fund provisions prior to maturity, a negative feature when interest rates decline.

Refer to Appendix A for a description of preferred stock and long- and short-term debt ratings.

PREFERRED STOCK. The Equity Funds may invest in preferred stock. Preferred stock, unlike common stock, may offer a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative, non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. For a description of preferred stock ratings see Appendix A.

CORPORATE BONDS. The Funds may invest in corporate bonds that are rated, at the time of purchase, in the four highest categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Service, Inc., a division of McGraw-Hill Companies, Inc. ("S&P") or other nationally recognized rating agencies or unrated securities deemed by the Advisor to be of comparable quality. These high rated bonds are also known as "investment grade debt securities." The Equity Funds may also invest in corporate bonds that are lower rated (Moody's Ba or lower or S&P BB or lower). These lower rated bonds are also known as "non-investment grade debt securities" or "junk bonds." See Appendix A for a description of ratings on investment grade and non-investment grade debt securities.

MONEY MARKET INSTRUMENTS. Each Fund may invest in a variety of money market instruments for pending investments, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market and economic conditions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

NON-INVESTMENT GRADE SECURITIES. The Equity Funds may invest up to 10% of their total assets in non-investment grade securities. Such securities include high yield (junk) bonds, convertible bonds, preferred stocks and convertible preferred stocks.

Non-investment grade bonds are debt securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's. They generally offer greater returns in the form of higher average yields than investment grade debt securities (rated Baa or higher by Moody's or BBB or higher by Standard & Poor's). Non-investment grade debt securities involve greater risks than investment grade debt securities including greater sensitivity to changes in interest rates, the economy, the issuer's solvency and liquidity in the secondary trading market. See Appendix A for a description of corporate bond ratings.

Yields on non-investment grade debt securities will fluctuate over time. The prices of non-investment grade debt securities have been found to be less sensitive to interest rate changes than investment grade debt securities, but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to pay principal and interest obligations, meet projected business goals and to obtain additional financing. If the issuer of a debt security held by a Fund defaulted, the Fund might incur additional expenses seeking to recover the issuer's defaulted obligation. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt securities and a Fund's net asset value. Furthermore, the market prices of non-investment grade debt securities structured as zero coupon or payment-in-kind securities are affected to a greater extent by interest rate changes and tend to be more volatile than securities that pay interest periodically and in cash.

Non-investment grade debt securities present risks based on payment expectations. For example, they may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. A high-yielding security's value will decrease in a rising interest rate market and will result in a corresponding decrease in the value of a Fund's assets. Unexpected net redemptions may force a Fund to sell securities including, but not limited to, non-investment grade debt securities, without regard to their investment merits, thereby decreasing the asset base upon which a Fund's expenses can be spread and possibly reducing the rate of return.

To the extent that there is no established secondary market, there may be thin trading of non-investment grade securities, including high yield bonds, convertible bonds, preferred stocks and convertible preferred stocks held by a Fund. This may adversely affect the ability of Wasatch Funds or Wasatch Funds' Board of Directors to accurately value a Fund's non-investment grade securities and a Fund's assets and may also adversely affect a Fund's ability to dispose of the securities. In the absence of an established secondary market, valuing securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade securities, especially in a thinly traded market. Illiquid or restricted non-investment grade securities purchased by a Fund may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Certain risks are associated with applying ratings as a method for evaluating non-investment grade securities. For example, credit ratings for bonds evaluate the safety of principal and interest payments, not the market value risk of such securities. Credit rating agencies may fail to timely change credit ratings to reflect subsequent events. The Advisor continuously monitors the issuers of non-investment grade debt securities held by a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure the securities' liquidity. A Fund may be more dependent upon the Advisor's own analysis of non-investment grade securities than is the case for investment grade securities. Also, a Fund may retain a portfolio security whose rating has been changed if the security otherwise meets a Fund's investment criteria.

      CREDIT RISK. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. Securities rated non-investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as "junk bonds." To the extent a Fund purchases or holds convertible or other non-investment grade securities, a Fund may be exposed to greater risk that the issuer will not repay principal, or pay interest or dividends on such securities in a timely manner.

Ratings published by rating agencies are widely accepted measures of credit risk (Rating agencies' descriptions of non-investment grade securities are contained in Appendix A of this SAI). The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

      INTEREST RATE RISK. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Even though some interest-bearing securities are investments which offer a stable stream of income at relatively high current yield, the prices of such securities are affected by changes in interest rates and are therefore subject to market price fluctuations. The value of fixed income securities varies inversely with changes in market interest rates. When interest rates rise, the value of a Fund's fixed income securities, and therefore its net asset value per share, generally will decline. In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, if the Fund is invested in fixed income securities with longer weighted average maturities, the net asset value of a Fund should be expected to have greater volatility in periods of changing market interest rates.

UNITED STATES GOVERNMENT SECURITIES. To the extent consistent with their investment objectives, the Funds may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association ("SLMA"), are supported only by the credit of the instrumentalities. Obligations of the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law.

U.S. TREASURY INFLATION-PROTECTION SECURITIES (TIPS). Inflation-protection securities are a type of marketable book-entry security issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. Consumer Price Index for All Urban Consumers ("CPI-U").

The value of the principal is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference Consumer Price Index ("CPI") applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component receives this additional amount. The final interest payment, however, is based on the final inflation-adjusted principal value, not the original par amount.

The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

Inflation-protection securities are held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities are maintained and transferred at their original par amount, i.e., not their inflation-adjusted value. The Federal Reserve program was established by the Treasury Department and is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." STRIPS components are maintained and transferred in TRADES at their value based on their original par amount of the fully constituted security.

U.S. TREASURY STRIPS. Zero coupon Treasury securities (U.S. Treasury Strips) are debt obligations which do not entitle the holder to periodic interest payments prior to maturity and are traded at a discount from their face amounts. The discount of zero coupon Treasury securities varies primarily depending on the time remaining until maturity and prevailing levels of interest rates. Zero coupon securities can be sold prior to their due date in the secondary market at the then-prevailing market value. The market prices of zero coupon securities are generally more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do non-zero coupon securities.

STRIPPED OBLIGATIONS. The Funds may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal the Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Board of Directors if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

Within the past several years, the Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, the Fund will be able to have beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, the Funds may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Advisor is unaware of any binding legislative, judicial or administrative authority on this issue.

REPURCHASE AGREEMENTS. Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Funds' custodian or sub-custodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that a Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Funds' Advisor and the Sub-Advisor for the Wasatch-Hoisington U.S. Treasury Fund monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. This is done in an effort to determine that the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 ?% of the value of a Fund's total assets and provided that such loans are callable at any time by a Fund and are at all times secured by cash or equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that a Fund continues to receive interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the

Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors. On termination of the loan, the borrower is required to return the securities to the Fund and any gain or loss in the market price during the loan would be borne by the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Funds will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on a Fund's investment in the securities which are the subject of the loan. The Funds will pay reasonable finders, administrative and custodial fees in connection with loans of securities or may share the interest earned on collateral with the borrower.

The primary risk in securities lending is default by the borrower as the value of the borrowed security rises, resulting in a deficiency in the collateral posted by the borrower. The Funds seek to minimize this risk by computing the value of the security loaned on a daily basis and requiring additional collateral if necessary.

CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in investment portfolios from time to time as business and economic conditions as well as market prices may dictate. The current portfolio turnover rates for the Funds are set forth in the current Prospectus.

FUND RESTRICTIONS AND POLICIES

The Company has adopted the following restrictions and policies relating to the investment of assets of the Funds and their activities. These are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Fund affected (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). A change in policy affecting only one Fund may be effected with the approval of a majority of the outstanding shares of such Fund.

The Equity Funds - Core Growth Fund, Global Science & Technology Fund, Heritage Growth Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund and Ultra Growth Fund may not:

      1. Purchase or sell real estate, provided that the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

      2. Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Funds from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indexes, bond indexes or interest rate indexes) or any security which is collateralized or otherwise backed by physical commodities.

      3. Make loans to other persons, except that each Equity Fund may lend portfolio securities representing up to one-third of the value of its total assets. (The Funds, however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with their investment objectives and policies.)

      4. Underwrite securities of other issuers except insofar as the Funds may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

      5. Invest more than 25% of total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

      6. Borrow money, except as permitted under the 1940 Act as interpreted or modified from time to time by any regulatory authority having jurisdiction.

      7. Issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

The Wasatch-Hoisington U.S. Treasury Fund may not:

      1. Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

      2. Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indexes, bond indexes or interest rate indexes) or any security which is collateralized or otherwise backed by physical commodities.

      3. Purchase any security on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of transactions.

      4.    Make short sales of securities.

      5. Make loans to other persons, except that the Fund may lend portfolio securities representing up to one-third of the value of its total assets. (The Fund, however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies.)

      6. Issue any senior securities (as defined in the 1940 Act) other than as set forth in restriction number 7 below.

      7. Borrow money, except for temporary purposes. The amount of such borrowing may not exceed 10% of the Fund's total assets. The Fund will not borrow money for leverage purposes. For the purpose of this restriction, the use of options and futures transactions shall not be deemed the borrowing of money. (As a non-fundamental policy, the Fund will not make additional investments while its borrowing exceeds 5% of total assets.)

      8. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

      9. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

      10. As to 75% of the Fund's total assets, invest in the securities of any one issuer (other than the United States Government or government agencies or instrumentalities) if immediately after and as a result of such investment, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund's total assets, taken at market value.

      11. As to 75% of the Fund's total assets, invest in the securities of any one issuer (other than the United States Government or government agencies or instrumentalities) if immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding voting securities, or more than 10% of any class of securities of such issuer.

The following restrictions are non-fundamental and may be changed by the Company's Board of Directors without shareholder vote.

The Equity Funds - Core Growth Fund, Global Science & Technology Fund, Heritage Growth Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund and Ultra Growth Fund will not:

      1. Make investments for the purpose of exercising control or management.

      2. Invest more than 10% of their total assets in other investment companies.

      3. Invest more than 15% of their net assets in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations.

      4. Purchase or sell interests in oil, gas or other mineral exploration or development programs, although they may invest in the securities of issuers which invest in or sponsor such programs.

      5. Invest more than 10% of their total assets (taken at market value at the time of each investment) in Special Situations, i.e., companies in the process of reorganization or buy-out.

      6. Engage in short sales of securities when these transactions would cause the market value of all of a Fund's securities sold short to exceed 15% of its net assets.

      7. Purchase securities on margin, except that the Funds may obtain such short-term credit as may be necessary for the clearance of transactions.

The Wasatch-Hoisington U.S. Treasury Fund will not:

      1. Make investments for the purpose of exercising control or management.

      2.    Invest more than 10% of total assets in other investment companies.

      3. Invest more than 15% of net assets in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations.

      4. Purchase or sell interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

      5. Invest more than 5% of total assets (taken at market value at the time of each investment) in "Special Situations," i.e., companies in the process of reorganization or buy-out.

Any investment restriction or limitation, fundamental or otherwise, appearing in the Prospectus or Statement of Additional Information, which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

DISCLOSURE OF PORTFOLIO HOLDINGS. The Board of Directors has adopted the Policies on Releasing Portfolio Securities for the Funds (the "Disclosure Policies") with respect to disclosure of information about the portfolio holdings of the Funds and the Advisor's separately managed clients. The Disclosure Policies are intended to ensure compliance by the Advisor and the Funds with the applicable restrictions of the federal securities laws, including the 1940 Act. It is the policy of the Advisor to prevent the selective disclosure of non-public information concerning the Funds. The Board and the Advisor considered each of the circumstances under which the Funds' portfolio holdings may be disclosed to different categories of persons under the Disclosure Policies. The Advisor and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Funds' shareholders, on the one hand, and those of the Advisor and its affiliates, on the other hand. After giving due consideration to such matters and after the exercise of their fiduciary duties, the Advisor and the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Disclosure Policies. The Board exercises continuing oversight of the disclosure of the Funds' portfolio holdings by (i) reviewing, at least quarterly, the potential and actual material conflicts that could arise between the Funds' shareholders and those of Wasatch for any waivers and exceptions made of these Disclosure Policies during the preceding quarter and determining if they were made in the best interests of Fund shareholders
(ii) reviewing, at least quarterly, any violation(s) of these Disclosure Policies during the preceding quarter and (iii) reviewing these procedures from time to time for their continued appropriateness and amending or ratifying these Disclosure Policies as they deem necessary. In addition, the Board of Directors oversees the implementation and enforcement of the Disclosure Policies by the Chief Compliance Officer of the Funds and considers reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) that may arise in connection with the Disclosure Policies. The Advisor and the Board reserve the right to amend the Disclosure Policies at any time and from time to time without prior notice in their sole discretion.

No compensation or other consideration is received by the Funds, the Advisor or any affiliated party in regard to this disclosure. "Consideration" includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

      GENERAL POLICY. No information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except as provided below:

      - Disclosure of Mutual Fund Holdings on a Delay. The Funds may publicly disclose all calendar quarter-end mutual fund holdings of all Funds, including lists of top ten holdings, after a 60 day delay for the Equity Funds except the Heritage Growth Fund and a 30 day delay for the Wasatch-Hoisington U.S. Treasury Fund and Heritage Growth Fund following such quarter-end. Disclosure to consultant databases, ratings and ratings agencies (such as Morningstar and Lipper), financial advisors and shareholder servicing representatives, will be subject to the delays set forth in the foregoing sentence. Shareholders may obtain a complete list of holdings by contacting a Wasatch Funds' shareholder servicing representative by calling 800.551.1700 or emailing shareholderservice@wasatchfunds.com.

      - Disclosure to Service Providers. Nothing contained in the Disclosure Policies is intended to prevent disclosure of portfolio holding information to the Advisor's and Funds' service providers, who generally need access to such information in the performance of their contractual duties and responsibilities such as custodians, fund accountants, sub-administrator, independent registered public accounting firm, attorneys, data research providers, proxy voting services, trading software and each of their respective affiliates, provided that they are subject to duties of confidentiality imposed by law and/or contract (the "Service Providers"). The Board recognized the legitimate business purposes for the Service Providers to have access to information regarding the Funds' portfolio holdings in connection with their official duties and responsibilities. The frequency of disclosure to and between the Service Providers varies and may be as frequent as daily, with no delay.

      - Disclosure of Aggregate Portfolio Characteristics. Aggregate portfolio characteristics may be made available without a delay. Nonexclusive examples of aggregate portfolio characteristics about a Fund include (1) the allocation of the Fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (2) the characteristics of the stock and bond components of the Fund's portfolio holdings and other investment positions, (3) the attribution of Fund returns by asset class, sector, industry, and country, and (4) the volatility characteristics of the Fund.

      - Disclosure of Portfolio Holdings to Certain Analytic Companies. Certain analytic companies who calculate aggregate portfolio characteristics for consultants may receive quarterly holdings information without a delay; provided that (1) the recipient does not distribute the specific holdings information to third parties, other departments or persons before the expiration of the applicable delay period and public disclosure of such information and (2) the recipient signs a written nondisclosure (and non-use) agreement. As of December 31, 2004, the Funds' complete portfolio holdings are disclosed to the following analytic companies as part of ongoing arrangements that serve legitimate business purposes: State Street Analytics.

      - Disclosure of Portfolio Holdings to Broker-Dealers to Facilitate Trading. The Advisor's trading or research departments may periodically distribute lists of applicable investments held by the Funds for the purpose of facilitating efficient trading of such securities and receipt of relevant research. Such lists shall not identify individual clients or individual client position sizes or show aggregate client position sizes. Since this disclosure does not involve the disclosure of complete portfolio holdings identified by client, this disclosure is not considered a waiver of the Disclosure Policies. The frequency of disclosure to broker-dealers for trading and research purposes is determined by the Advisor's trading and research departments in connection with fulfilling their trading and research duties to the Funds. Such disclosure varies and may be as frequent as daily.

      - Disclosure of Individual Portfolio Holdings. Certain research analysts and other senior officers or spokespersons of the Advisor or Funds may disclose or confirm the ownership of any individual portfolio holding position in materials prepared for Fund shareholders (such as "manager comments"), media interviews, due diligence meetings with management, shareholders, consultants and other interested parties; provided that (1) aggregate client position size is not disclosed (2) the discloser has made a good faith judgment that such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Fund (which can be disclosed only in accordance with the Disclosure Policies), and (3) such information does not constitute material nonpublic information.

      DISCLOSURE AS REQUIRED BY LAW. A Fund's portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a Fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by the Advisor or a Fund as required by applicable laws, rules and regulations must be authorized by a Fund officer or an officer of the Advisor.

      WAIVERS OR EXCEPTIONS OF DISCLOSURE POLICIES. The Disclosure Policies may not be waived, or exceptions made, without the consent of the Advisor's Compliance Department ("Compliance Department") and the execution of a written non-disclosure (and non-use) agreement in a form and substance acceptable to the Compliance Department. All waivers and exceptions will be disclosed to the Board of Directors at its next regularly scheduled quarterly meeting. The frequency with which complete portfolio holdings may be disclosed to a recipient pursuant to a waiver (the "Recipient"), and the length of the delay, if any, between the date of the information and the date on which the information is disclosed to the Recipient, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Recipient varies and may be as frequent as daily, with no delay. As of December 31, 2004, the Funds' complete portfolio holdings are disclosed to the following Recipients as part of ongoing arrangements that serve legitimate business purposes: Detwiler Associates, Inc., Asset Communications, Inc. and StudioLeary. These Recipients assist with the preparation of materials prepared for Fund shareholders or the Advisor's separately managed clients. In addition, portfolio holdings information was released on a one-time basis to the following
Recipient: State Street Global Markets, LLC.

MANAGEMENT OF THE COMPANY

MANAGEMENT INFORMATION. The business affairs of Wasatch Funds are supervised by its Board of Directors. The Board consists of three directors who are elected and serve until their successors are elected and qualified.

The directors and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. Wasatch Advisors, Inc. retains proprietary rights to the Company name.

                                                                                                    NUMBER OF
                                                                                                    PORTFOLIOS
                                                                                                     IN FUND           OTHER
                                POSITION(s)  TERM OF OFFICE(1)                                       COMPLEX       DIRECTORSHIPS
                                HELD WITH     AND LENGTH OF       PRINCIPAL OCCUPATION DURING      OVERSEEN BY        HELD BY
NAME, ADDRESS AND AGE             FUNDS        TIME SERVED              PAST 5 YEARS                 DIRECTOR        DIRECTOR(2)
---------------------          ------------  -----------------   ------------------------------    -----------     --------------
INTERESTED DIRECTORS

Samuel S. Stewart, Jr.,        President      Indefinite         Chairman of the Board for the         11           None
Ph.D. CFA*                     and Director                      Advisor since 1975; Chief
150 Social Hall Ave.                          Served as          Investment Officer of Advisor
4th Floor                                     President and      since 2004; Director of
Salt Lake City, UT 84111                      Director since     Research of the Advisor from
Age 62                                        1986               1975 to 2004; Chairman of the
                                                                 Board of the Funds from 1986
                                                                 to 2004; Professor of Finance
                                                                 at the University of Utah from
                                                                 1975 to 2000.

INDEPENDENT DIRECTORS

James U. Jensen, J.D., MBA     Director and   Indefinite         Co-Founder and Chairman of the        11           Private
44 North Wolcott               Chairman of                       Board of Rappidmapper, Inc. (a                     companies and
Salt Lake City, UT 84103       the Board      Served as          company pursuing computer and                      foundations
Age 59                                        Chairman of the    measurement technology and                         only.
                                              Board since 2004   products) since 2004;
                                              and Director       Consultant on corporate growth
                                              since 1986         and technology transfer since
                                                                 2004; Vice President,
                                                                 Corporate Development, Legal
                                                                 Affairs and General Counsel,
                                                                 and Secretary, NPS
                                                                 Pharmaceuticals, Inc. from
                                                                 1991 to 2004.

William R. Swinyard, Ph.D.     Director and   Indefinite          Professor of Business                11           None
Marriott School of Management  Chairman of                        Management and Holder of the
624 Tanner Building            the Audit      Served as           Fred G. Meyer Chair of
Brigham Young University       Committee      Chairman of the     Marketing, Brigham Young
Provo, UT 84602                               Audit Committee     University since 1978.
Age 64                                        since 2004 and
                                              Director since
                                              1986

----------
* Mr. Stewart is an Interested Director because he serves as a director and officer of the advisor.

                                                                                                      NUMBER OF
                                                                                                      PORTFOLIOS
                                                                                                       IN FUND           OTHER
                             POSITION(s)      TERM OF OFFICE(1)                                        COMPLEX        DIRECTORSHIPS
                             HELD WITH        AND LENGTH OF         PRINCIPAL OCCUPATION DURING      OVERSEEN BY        HELD BY
NAME, ADDRESS AND AGE          FUNDS           TIME SERVED                PAST 5 YEARS                 DIRECTOR        DIRECTOR(2)
---------------------        -------------    -----------------     ------------------------------   -----------      --------------
OFFICER

Jeff S. Cardon, CFA          Vice             Indefinite           President and Treasurer of the    Not              None
150 Social Hall Ave.         President                             Advisor since 1999; Director      Applicable
4th Floor                                     Served as Vice       Emeritus of the Funds since
Salt Lake City, UT 84111                      President since      November 2004; Director of the
Age 47                                        1986                 Funds from 1986 to 2004;
                                                                   Director of the Advisor since
                                                                   1985; Security Analyst for the
                                                                   Advisor since 1980.

Venice F. Edwards, CFA       Vice             Indefinite           Chief Compliance Officer for      Not              Not Applicable
150 Social Hall Ave.         President                             the Advisor since 2004;           Applicable
4th Floor                    and Treasurer    Served as            Director of Compliance for the
Salt Lake City, UT 84111                      Treasurer since      Advisor from 1995 to 2004 and
Age 53                                        1996 and Vice        Secretary of the Advisor since
                                              President since      1999.
                                              September 2004

Angela Palmer                Chief            Indefinite           Chief Compliance Officer for      Not              Not Applicable
150 Social Hall Ave.         Compliance                            the Funds since 2004; Director    Applicable
4th Floor                    Officer/         Served as Chief      of Compliance for the Advisor
Salt Lake City, UT 84111     Secretary/       Compliance           since 2004 and Vice President
Age 32                       Assistant        Officer,             of the Advisor since November
                             Treasurer        Secretary and        2004; Senior Compliance
                                              Assistant            Administrator for the Advisor
                                              Treasurer since      from 2003 to 2004;
                                              September 2004       Administration Services
                                                                   Manager at UMB Fund Services,
                                                                   Inc. ("UMBFS") from 1999 to
                                                                   2003; Senior Financial Analyst
                                                                   at UMBFS from 1998 to 1999.

(1) A Director may serve until his death, resignation, removal or retirement. Each Independent Director shall retire as Director at the end of the calendar year in which he attains the age of 72 years.

(2) Directorships are those held by a Director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

BOARD OF DIRECTORS AND COMMITTEES. The Board of Directors has appointed the officers of the Company to be responsible for the overall management and day-to-day operations of the Company's business affairs between board meetings.

The Company's Board of Directors has created an Audit Committee whose members are Messrs. Jensen and Swinyard. The primary functions of the Audit Committee are to recommend to the Board of Directors the independent registered public accounting firm to be retained to perform the annual audit, to review the results of the audit, to review the Fund's internal controls and review certain other matters relating to the Fund's independent registered public accounting firm and financial records. The Audit Committee met three times during the fiscal year ended September 30, 2004. The Company's Board of Directors has no other committees.

DIRECTORS' FUND HOLDINGS AS OF DECEMBER 31, 2004*.

                                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                  SECURITIES IN ALL REGISTERED
                                                         DOLLAR RANGE OF          INVESTMENT COMPANIES OVERSEEN
                                                        EQUITY SECURITIES           BY DIRECTORS IN FAMILY OF
                                                          IN THE FUNDS                INVESTMENT  COMPANIES
                                                        -----------------       --------------------------------
INTERESTED DIRECTOR
Samuel S. Stewart, Jr.                                                                    Over $100,000
     Core Growth Fund                                     Over $100,000
     Global Science & Technology Fund                         None
     Heritage Growth Fund                                     None
     International Growth Fund                                None
     Micro Cap Fund                                       Over $100,000
     Micro Cap Value Fund                                 Over $100,000
     Small Cap Growth Fund                              $10,000-$50,000
     Small Cap Value Fund                                     None
     Ultra Growth Fund                                        None
     Wasatch-Hoisington U.S. Treasury Fund                Over $100,000
INDEPENDENT DIRECTORS
James U. Jensen                                                                           Over $100,000
     Core Growth Fund                                         None
     Global Science & Technology Fund                         None
     Heritage Growth Fund                                     None
     International Growth Fund                                None
     Micro Cap Fund                                     $50,001-$100,000
     Micro Cap Value Fund                               $10,000-$50,000
     Small Cap Growth Fund                                  $1-10,000
     Small Cap Value Fund                               $10,000-$50,000
     Ultra Growth Fund                                        None
     Wasatch-Hoisington U.S. Treasury Fund                    None
William R. Swinyard                                                                       Over $100,000
     Core Growth Fund                                         None
     Global Science & Technology Fund                         None
     Heritage Growth Fund                                     None
     International Growth Fund                                None
     Micro Cap Fund                                     $50,001-$100,000
     Micro Cap Value Fund                                     None
     Small Cap Growth Fund                                Over $100,000
     Small Cap Value Fund                                     None
     Ultra Growth Fund                                        None
     Wasatch-Hoisington U.S. Treasury Fund                    None

*As of December 31, 2004, the International Opportunities Fund had not commenced operations and therefore no holdings information is provided for that Fund.

COMPENSATION. The Funds' method of compensating Directors is to pay each Independent Director a retainer of $25,000 per year for services rendered, a fee of $2,000 for each Board of Directors meeting attended and a fee of $1,000 for each Board of Directors meeting held telephonically. Also, the members of the Audit Committee receive a fee of $2,000 for each Audit Committee meeting attended and a fee of $1,000 for each Audit Committee meeting held telephonically, unless an Audit Committee meeting is held on the same day as a Board of Directors meeting, in which case there is no separate fee paid to the Audit Committee members. In addition, the Chairman of the Board receives an additional fee of $5,000 a year as Chairman and the Chairman of the Audit Committee receives an additional fee of $3,000 per year as Chairman. The Funds also may reimburse the Independent Directors for travel expenses incurred in order to attend meetings of the Board of Directors and for continuing education expenses. Officers serve in that capacity without compensation from the Company. The table below sets forth the compensation paid to the Company's Directors and officers during the fiscal year ended September 30, 2004 (exclusive of out-of-pocket expenses reimbursed).


                                        AGGREGATE         PENSION OR RETIREMENT     TOTAL COMPENSATION FROM
                                    COMPENSATION FROM      BENEFITS ACCRUED AS       FUND AND FUND COMPLEX
NAME OF DIRECTOR                        COMPANY          PART OF FUND EXPENSES         PAID TO DIRECTORS
----------------                    -----------------    ----------------------     -----------------------
INTERESTED DIRECTORS

Samuel S. Stewart, Jr.                  $      0                $      0                    $      0
Jeff S. Cardon*                         $      0                $      0                    $      0

INDEPENDENT DIRECTORS

James U. Jensen                         $ 27,500                $      0                    $ 27,500
William R. Swinyard                     $ 27,500                $      0                    $ 27,500
Jonathon F. Zeschin**                   $ 27,500                $      0                    $ 27,500

* As of November 17, 2004, Mr. Cardon resigned as a Director of the Company. **As of September 30, 2004, Mr. Zeschin resigned as a Director of the Company.

CODE OF ETHICS. Rule 17j-1 under the Investment Company Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about a fund's investment activities. The Funds and the Advisor have adopted a detailed Code of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics requires personnel who are "access persons" of any Fund within the meaning of Rule 17j-1 to comply with the Code of Ethics adopted pursuant to Rule 17j-1, subject to sanctions by the Advisor in the event of non-compliance.

The Code of Ethics places certain restrictions on the trading activities of its Access Persons. Access Persons are required to pre-clear by memorandum approved by the Advisor's Approval Committee each personal transaction in a non-exempt security. The pre-clearance process is designed to prevent transactions that conflict with the Funds' interests. Access Persons are also required to report their non-exempt personal securities transactions on a quarterly basis.

PROXY VOTING POLICIES. The Company's and the Advisor's Proxy Voting Policy and Procedures are attached as Appendix B to this SAI.

The Company on behalf of each of its series has filed with the SEC their proxy voting record on Form N-PX for the 12-month period ending June 30, 2004. Form N-PX must be filed by the Company on behalf of its series each year by August
31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling 800-551-1700 or visiting the Funds' web site at www.wasatchfunds.com or the SEC's web site at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 31, 2004, the Funds were aware that the following persons or entities owned a controlling interest (ownership of greater than 25%) or owned of record 5% or more of the outstanding shares of each of the Funds. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Company. An asterisk below (*) indicates a shareholder of record, not a beneficial owner.

                                                                                             PERCENTAGE OF CLASS
               NAME OF FUND                                    NAME AND ADDRESS                 OUTSTANDING (%)
-------------------------------------------------    -------------------------------------   -------------------
Series A  - Small Cap Growth Fund                    Charles Schwab & Co., Inc.*
                                                     101 Montgomery Street,
                                                     San Francisco, CA 94104-4122                         25.38%

Series A  - Small Cap Growth Fund                    National Financial Services Corp.*
                                                     200 Liberty Street
                                                     One World Financial Center
                                                     New York, NY 10008-3908                              17.75%

Series B  - Core Growth Fund                         Charles Schwab & Co., Inc.*
                                                     101 Montgomery Street,
                                                     San Francisco, CA 94104-4122                         30.62%

Series B  - Core Growth Fund                         National Financial Services Corp.*
                                                     200 Liberty Street
                                                     One World Financial Center
                                                     New York, NY 10008-3908                              14.29%

Series C  - Wasatch-Hoisington U.S. Treasury Fund    Charles Schwab & Co., Inc.*
                                                     101 Montgomery Street,
                                                     San Francisco, CA 94104-4122                         21.94%

Series C  - Wasatch-Hoisington U.S. Treasury Fund    National Financial Services Corp.*
                                                     200 Liberty Street
                                                     One World Financial Center
                                                     New York, NY 10008-3908                               8.11%

Series C  - Wasatch-Hoisington U.S. Treasury Fund    LPL Financial Services*
                                                     9785 Towne Centre Drive
                                                     San Diego, CA 92121-1968
                                                     Acct. 4579-2746                                       6.50%

Series C  - Wasatch-Hoisington U.S. Treasury Fund    T. Rowe Price Retirement
                                                     Plan Services
                                                     4515 Painter Mill Rd.
                                                     Owings, MD 21117                                      5.55%

Series C  - Wasatch-Hoisington U.S. Treasury Fund    William C. Johnson                                    6.28%
                                                     18081 Avenida Alondra
                                                     PO Box 7106
                                                     Rancho Santa Fe, CA 92067-7106

Series D  - Ultra Growth Fund                        Charles Schwab & Co., Inc.*
                                                     101 Montgomery Street,
                                                     San Francisco, CA 94104-4122                         26.26%

Series D  - Ultra Growth Fund                        National Financial Services Corp.*
                                                     200 Liberty Street
                                                     One World Financial Center
                                                     New York, NY 10008-3908                              17.59%

Series D  - Ultra Growth Fund                        Pershing LLC*
                                                     PO Box 2052
                                                     Jersey City, NJ 07303-9998                            6.76%

Series E  - Micro Cap Fund                           Charles Schwab & Co., Inc.*
                                                     101 Montgomery Street,
                                                     San Francisco, CA 94104-4122                         26.41%

                                                                                             PERCENTAGE OF CLASS
               NAME OF FUND                                    NAME AND ADDRESS                 OUTSTANDING (%)
--------------------------------------------         -------------------------------------   -------------------
Series E  - Micro Cap Fund                           National Financial Services Corp.*
                                                     200 Liberty Street
                                                     One World Financial Center
                                                     New York, NY 10008-3908                              14.23%

Series F  - Global Science & Technology Fund         Charles Schwab & Co., Inc.*
                                                     101 Montgomery Street,
                                                     San Francisco, CA 94104-4122                         21.51%

Series F  - Global Science & Technology Fund         National Financial Services Corp.*
                                                     200 Liberty Street
                                                     One World Financial Center
                                                     New York, NY 10008-3908                              15.68%

Series G  - Small Cap Value Fund                     Charles Schwab & Co., Inc.*
                                                     101 Montgomery Street,
                                                     San Francisco, CA 94104-4122                         28.91%

Series G  - Small Cap Value Fund                     National Financial Services Corp.*
                                                     200 Liberty Street
                                                     One World Financial Center
                                                     New York, NY 10008-3908                              22.12%

Series G  - Small Cap Value Fund                     Union Central Life Insurance Co.
                                                     1876 Waycross Rd. STA 3
                                                     Cincinnati, OH 45240                                  5.31%

Series H  - International Growth Fund                Charles Schwab & Co., Inc.*
                                                     101 Montgomery Street,
                                                     San Francisco, CA 94104-4122                         37.75%

Series H - International Growth Fund                 National Financial Services LLC.*
                                                     200 Liberty Street
                                                     One World Financial Center
                                                     New York, NY 10008-3908                              14.72%

Series H - International Growth Fund                 National Investor Services*
                                                     55 Water Street, 32nd Flr.
                                                     New York, NY 10041                                    5.55%

Series I - Micro Cap Value Fund                      Charles Schwab & Co., Inc.*
                                                     101 Montgomery Street,
                                                     San Francisco, CA 94104-4122                         29.85%

Series I - Micro Cap Value Fund                      National Financial Services LLC*
                                                     200 Liberty Street
                                                     One World Financial Center
                                                     New York, NY 10008-3908                              21.25%

Series I - Micro Cap Value Fund                      National Investor Services*
                                                     55 Water Street, 32nd Flr.
                                                     New York, NY 10041                                    7.70%

Series J - Heritage Growth Fund                      Charles Schwab & Co., Inc.*
                                                     101 Montgomery Street,
                                                     San Francisco, CA 94104-4122                         22.99%

Series J - Heritage Growth Fund                      National Financial Services LLC*
                                                     200 Liberty Street
                                                     One World Financial Center
                                                     New York, NY 10008-3908                              18.36%

Series J - Heritage Growth Fund                      Pershing LLC*
                                                     PO Box 2052
                                                     Jersey City, NJ 07303-9998                            7.07%


                                                                                             PERCENTAGE OF CLASS
               NAME OF FUND                                    NAME AND ADDRESS                 OUTSTANDING (%)
--------------------------------------------         -------------------------------------   -------------------
Series J - Heritage Growth Fund                      National Investor Services*
                                                     55 Water Street, 32nd Flr.
                                                     New York, NY 10041                                    5.66%

As of December 31, 2004, the International Opportunities Fund had not commenced operations and therefore no information is provided for that Fund. As of December 31, 2004, the directors and officers as a group owned less than 1% of the outstanding shares of each Fund, except for in the Micro Cap Value Fund. The directors and officers own 1.53% of the outstanding shares of the Micro Cap Value Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR AND SUB-ADVISOR. As described above and in the Prospectus, Wasatch Advisors, Inc. is responsible for making investment decisions and providing services for Wasatch Funds under an advisory and service contract. The Advisor, organized in September 1975, has been in the business of investment management since November 1975, and had total assets under management including the assets of the Funds of approximately $9.8 billion as of December 31, 2004. Dr. Stewart, Mr. Cardon, Ms. Karey D. Barker and Mr. Robert T. Gardiner by virtue of their share ownership, are deemed to control the Advisor.

Dr. Samuel S. Stewart, Jr., is President of Wasatch Funds and Chairman of the Board of Wasatch Advisors. Dr. Stewart is the only owner of more than 25% of Wasatch Advisors. All interested directors of Wasatch Funds are also officers and directors of Wasatch Advisors.

The principal executive officers and directors of the Advisor are Samuel S. Stewart, Jr., Ph.D., Chairman of the Board and Chief Executive Officer; Jeff S. Cardon, President, Treasurer and Director; Venice F. Edwards, Chief Compliance Officer and Secretary; Karey D. Barker, Vice President and Director; Robert T. Gardiner, Vice President and Director; Amy R. O'Reilly, Chief Financial Officer, Vice President and Director; John A. Scowcroft, Chief Operating Officer and Director; J.B. Taylor, Director; Eugene L. Podsiadlo, Director; and Angela M. Palmer, Vice President. In addition to positions held with the Advisor the following also hold positions with the Company: Dr. Stewart, President; Mr. Cardon, Vice President; Ms. Edwards, Vice President/Treasurer and Ms. Palmer, Secretary, Assistant Treasurer and Chief Compliance Officer.

Under an Advisory and Service Contract, the Core Growth and Small Cap Growth Funds each pay the Advisor a monthly fee computed on average daily net assets of each Fund at the annual rate of 1.00%, the Global Science & Technology, International Growth and Small Cap Value Funds each pay the Advisor at the annual rate of 1.50%, the International Opportunities, Micro Cap and Micro Cap Value Funds each pay the Advisor at the annual rate of 2.00%, the Ultra Growth Fund pays the Advisor at an annual rate of 1.25% and the Heritage Growth Fund pays the Advisor at an annual rate of 0.70%. The Wasatch-Hoisington U.S. Treasury Fund pays the Advisor a monthly fee computed on average daily net assets of the Fund at the annual rate of 0.50%. The management fees paid by the Micro Cap and Micro Cap Value Funds are higher than those paid by most mutual funds. The management fees paid by certain other Wasatch Funds are higher than the management fees charged by many mutual funds. The management fees are computed and accrued daily and are payable monthly.

The Advisor provides an investment program for, and carries out the investment policy and manages the portfolio assets of, each Fund. The Advisor is authorized, subject to the control of the Board of Directors of the Company, to determine the selection, quantity and time to buy or sell securities for each Fund. In addition to providing investment services, the Advisor pays for office space and facilities for the Company.

The Funds pay all of their own expenses, including, without limitation: the cost of preparing and printing registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto; the expense of registering shares with the SEC and in the various states; costs of typesetting, printing and mailing the Prospectus, Statement of Additional Information and reports to shareholders;

reports to government authorities and proxy statements; fees paid to Directors who are not interested persons (as defined in the 1940 Act); interest charges; taxes; legal expenses; association membership dues; auditing services; administrative services; insurance premiums; fees and expenses of the Custodian of the Funds' assets; printing and mailing expenses; charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents; certain expenses incurred by employees of the Advisor; and extraordinary and non-recurring expenses.

Hoisington Investment Management Company ("Hoisington") is the Sub-Advisor to the Wasatch-Hoisington U.S. Treasury Fund. Hoisington is a Texas corporation, and its principal place of business is 1250 Capital of Texas Highway South, Building 3, Suite 600, Austin, Texas 78746. Pursuant to a Sub-Advisory agreement entered into between the Advisor and Hoisington (the "Sub-Advisory Agreement"), and subject to the supervision of the Advisor, Hoisington will direct the investment of the Wasatch-Hoisington U.S. Treasury Fund's assets and be responsible for the formation and implementation of a continuing program for the management of the Fund's assets, including the placement of purchase and sale orders on behalf of the Fund.

The Sub-Advisory Agreement provides that the Advisor shall pay Hoisington a monthly management fee computed at the annual rate of 0.02% of the Fund's average daily net assets as long as and whenever the Fund has net assets less than $20 million and one-half (1/2) of the monthly fee the Advisor receives from the Fund under the Advisory and Service Contract as long as and whenever the Fund has net assets of $20 million or more. The Advisor will retain the remainder of the advisory fee paid under the Advisory and Service Contract.

The Sub-Advisory Agreement will terminate automatically in the event of its assignment. In addition, the Sub-Advisory Agreement is terminable at any time, without penalty, by the Board of Directors or by a vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Advisor and Hoisington, by the Advisor on 60 days' written notice to the Sub-Advisor, or by the Sub-Advisor on 60 days' written notice to the Advisor. The Sub-Advisory Agreement shall continue in effect only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Company, or by a vote of a majority (as defined in the 1940 Act) of the outstanding securities of the Fund, provided that, in either event, such continuance is also approved by a vote of a majority of the directors who are not parties to such Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor has contractually agreed to limit until January 31, 2007 total expenses of the Core Growth Fund and Small Cap Growth Fund to 1.50%, Global Science & Technology Fund, International Growth Fund and Small Cap Value Fund expenses to 1.95%, Micro Cap Fund expenses to 2.50%, International Opportunities Fund and Micro Cap Value Fund expenses to 2.25%, Ultra Growth Fund expenses to 1.75%, Wasatch-Hoisington U.S. Treasury Fund expenses to 0.75% and Heritage Growth Fund expenses to 0.95% of average net assets calculated on a daily basis and will pay all expenses excluding interest, taxes and extraordinary expenses, in excess of such limitation.

For the fiscal years ended September 30, 2004, 2003 and 2002 the Advisor accrued the following management fees and waived a portion of its management fees as follows:

                                                      2004            2003            2002
                                                   -----------     -----------     -----------
Core Growth Fund
        Gross Management Fees                      $14,852,654     $11,125,512     $13,713,852
        Waived Management Fees                     $         0     $         0     $         0
Global Science & Technology Fund
        Gross Management Fees                      $ 1,135,157     $   491,000     $   394,448

                                                      2004            2003            2002
                                                   -----------     -----------     -----------
        Reimbursed/Waived Management Fees          $    11,836     $    56,945     $   122,898
Heritage Growth Fund*
        Gross Management Fees                      $   182,126              --              --
        Reimbursed/Waived Management Fees          $    80,767              --              --
International Growth Fund**
        Gross Management Fees                      $ 2,064,989     $   335,475     $    61,088
        Reimbursed/Waived Management Fees          $         0     $    76,716     $    94,178
Micro Cap Fund
        Gross Management Fees                      $11,064,726     $ 8,189,431     $ 8,460,324
        Waived Management Fees                     $         0     $         0     $         0
Micro Cap Value Fund***
        Gross Management Fees                      $ 1,696,866     $   242,914              --
        Waived Management Fees                     $    97,451     $    28,446              --
Small Cap Growth Fund
        Gross Management Fees                      $12,340,419     $ 9,031,886     $ 8,624,194
        Waived Management Fees                     $         0     $         0     $         0
Small Cap Value Fund
        Gross Management Fees                      $11,243,840     $ 7,660,092     $ 9,160,225
        Waived Management Fees                     $         0     $         0     $         0
Ultra Growth Fund
        Gross Management Fees                      $ 6,745,254     $ 5,146,266     $ 3,097,888
        Waived Management Fees                     $         0     $         0     $         0
Wasatch-Hoisington U.S. Treasury Fund
        Gross Management Fees                      $   253,055     $   371,961     $   308,335
        Waived Management Fees                     $    96,231     $   114,198     $   141,246

*The Heritage Growth Fund commenced operations on June 18, 2004.

**The International Growth Fund commenced operations on June 28, 2002.

***The Micro Cap Value Fund commenced operations on July 28, 2003.

In order to promote quality service, the Advisor may give financial rewards or special recognition to employees of service providers, such as the Funds' fulfillment agent, UMB Distribution Services, LLC. Costs associated with the financial rewards or special recognition are paid by the Advisor not the Funds.

BOARD DELIBERATIONS REGARDING APPROVAL OF ADVISORY CONTRACTS. As of the date of this SAI, the Board of Directors unanimously approved at a meeting held on February 25, 2004: (i) the continuation of the Advisory and Service Contract with respect to the Core Growth Fund, Global Science & Technology Fund, International Growth Fund, Micro Cap Fund, Micro Cap Value Fund Small Cap Growth Fund, Small Cap Value Fund, Ultra Growth Fund and Wasatch-Hoisington U.S. Treasury Fund, (ii) the Sub-Advisory Agreement with respect to the Wasatch-Hoisington U.S. Treasury Fund with Hoisington and (iii) the Advisory and Service Contract with respect to the Heritage Growth Fund. As of the date of this SAI, the Board of Directors unanimously approved at a meeting held on November 17, 2004 the Advisory and Service Contract with respect to the International Opportunities Fund. The Advisory and Service Contracts and the Sub-Advisory Agreement are collectively referred t herein as the "Advisory Contracts".

The Board was provided materials relating to, and considered and evaluated the following: (i) the terms and conditions of the agreements, including the nature, extent and quality of services to be provided to the Funds by the Advisor (and to the Wasatch-Hoisington U.S. Treasury Fund by the Sub-Advisor), and the structure and rates of the investment advisory fee charged for those services;
(ii) a comparison of the Funds' fees and expenses in relation to various industry averages or anticipated fees and expenses in the case of the Heritage Growth Fund and International Opportunities Fund; (iii) the Funds' expense cap;
(iv) the performance of the Funds (other than the Heritage Growth Fund and International Opportunities

Fund) relative to other funds with similar investment strategies; (v) the experience and track record of persons managing the Funds or who will manage the Fund in the case of the Heritage Growth Fund and International Opportunities Fund; (vi) information on the profitability to the Advisor of providing services to the Funds; (vii) the extent to which the Advisor and the Sub-Advisor receive "fall out" or other benefits (including soft dollar benefits); and (viii) the directors' legal duties in considering the approval of the agreements. On the basis of its review and the foregoing information, the Board of Directors found that the terms of the Advisory Contracts were fair and reasonable and in the best interests of the Funds' shareholders.

In determining whether to approve the Advisory Contracts, the Board requested, and received from the Advisor and Sub-Advisor, information that the Board believed to be reasonably necessary to reach its conclusion. The Directors evaluated this information and were advised by legal counsel to the Funds with respect to their deliberations. The following factors were also considered by the Directors in evaluating the fairness and reasonableness of the compensation paid to the Advisor and Sub-Advisor, as applicable: (a) services provided under the Advisory Contracts; (b) requirements of the Funds for the services provided by the Advisor and/or Sub-Advisor; (c) the quality or anticipated quality in the case of the Heritage Growth Fund and International Opportunities Fund of the services provided; (d) fees payable for the services; (e) total expenses of the Funds or anticipated total expenses in the case of the Heritage Growth Fund; (f) the Advisor's commitment to limiting the Funds' total expenses; (g) actual or anticipated profitability of the Advisor under the Advisory Contracts; (h) the capabilities and financial condition of the Advisor and Sub-Advisor; (i) the advisory fees and total expense ratios payable by other similar funds; and (j) the Advisor's practice and intent to cap assets of certain of the Funds.

In considering the Advisory Contracts, the Directors reviewed various factors. The management fees were reviewed in the context of the Advisor's profitability with respect to the Funds. In addition, the Board reviewed an analysis using data from an independent third party comparing the Funds' expense ratios and advisory fees with comparable mutual funds. Among other things, the Board considered the following factors in evaluating the Advisory Contracts: (a) the fairness and reasonableness of the investment advisory fees payable to the Advisor and Sub-Advisor under the Advisory Contracts in light of the investment advisory services to be provided, the costs of these services, the anticipated profitability of the Advisor's relationship with the Fund, and the amount of the fees paid compared to fees paid by other investment companies; (b) the nature, quality and extent of the investment advisory services provided by the Advisor and Sub-Advisor in their management of the Funds; (c) the Advisor's and Sub-Advisor's long-term commitment to the management of the Funds; (d) the Advisor's and Sub-Advisor's representations regarding their respective staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience; and (e) the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Advisor.

In particular, the Board noted the following factors, among others, in making its determination for the Heritage Growth Fund on February 25, 2004:

      - The Directors noted that since the Fund had not yet commenced operations, potential shareholders of the Fund would base their investment decision in part on the Fund's advisory fee and total expenses as disclosed in the Fund's prospectus.

      - The Directors discussed the experience and qualifications of the Fund's management team. The Directors also considered that members of such team have historically provided high-quality services in the management of other Wasatch Funds.

In particular, the Board noted the following factors, among others, in making its determination for the International Opportunities Fund on November 17, 2004:

      - The Directors noted that since the Fund had not yet commenced operations, potential shareholders of the Fund would base their investment decision in part on the Fund's advisory fee and total expenses as disclosed in the Fund's prospectus.

      - The Directors discussed the experience and qualifications of the Fund's management team. The Directors also considered that members of such team have historically provided high-quality services in the management of other Wasatch Funds.

      - The Directors noted that if, as planned, the Advisor closes the Fund to new investments at a low asset level, the Fund may not generate profits for the Advisor. The Directors considered the Advisor's statements that the Advisor may derive intangible benefits from the success of the Fund including, but not limited to, the Advisor's ability to motivate, train and retain experienced personnel, that would outweigh the lack of profit.

Based on their review of the information requested and provided, and following extended discussions concerning the same, the Directors determined that the Advisory Contracts were consistent with the best interests of the Funds.

GENERAL INFORMATION

ADMINISTRATOR. In addition to serving as the advisor to the Funds, Wasatch Advisors, Inc. also serves as the administrator ("Administrator") for Wasatch Funds. Pursuant to an administration agreement effective June 1, 2003, the Administrator is responsible for (i) the general administrative duties associated with the day-to-day operations of Wasatch Funds; (ii) selecting and conducting relations with custodians, the independent registered public accounting firm, legal counsel and other service providers; (iii) providing regulatory reporting, and (iv) providing necessary office space, equipment, personnel, compensation and facilities for handling the affairs of Wasatch Funds. In performing its duties and obligations under the Administration Agreement, the Administrator shall not be held liable except in the case of its willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties.

The Administration Agreement permits the Administrator to enter into an agreement with one or more third parties pursuant to which such third parties may provide sub-administrative services to Wasatch Funds. Accordingly, the Administrator has entered into a sub-administration agreement with State Street Bank and Trust Company to provide certain administrative services to the Funds.

As compensation for its administrative services, the Administrator receives fees at an annual rate of 0.0425% on the first $3.3 billion and then a decreasing rate for higher assets. This is based on Wasatch Funds' assets and each Fund pays its allocable portion.

SUB-ADMINISTRATOR. The Administrator has entered into an agreement with State Street Bank and Trust Company ("State Street"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, pursuant to which State Street provides sub-administrative services to Wasatch Funds. Under the agreement, the

Administrator pays State Street a fee for sub-administrative services based upon a percentage of the average net assets of the Company.

FUND ACCOUNTANT. Wasatch Funds has entered into an agreement with State Street pursuant to which State Street provides daily accounting services for the Company. Under the agreement with State Street, the cost to each Fund is its allocable portion of the fee based upon Wasatch Funds' assets computed daily and payable monthly, at the annual rate of 0.0125% and decreasing if the assets exceed $3.3 billion.

DISTRIBUTOR. Shares of the Funds are offered on a continuous basis through ALPS Distributors, Inc. ("ADI" or the "Distributor"), 1625 Broadway, Suite 2200, Denver, Colorado 80202, as distributor of the Funds pursuant to a Distribution Agreement dated March 5, 2003, between the Funds and ADI. ADI also serves as distributor of other mutual funds. As distributor, ADI acts as the Funds' agent to underwrite, sell and distribute shares in a continuous offering.

TRANSFER AGENT. UMB Fund Services, Inc. ("UMBFS"), 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301, acts as the Funds' Transfer Agent. As Transfer Agent, UMBFS keeps records of shareholder accounts and transactions. The Funds pay UMBFS a Transfer Agent fee based on the number of shareholder accounts, subject to a minimum annual fee.

CUSTODIAN. State Street Bank and Trust Company ("State Street"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as Wasatch Funds' custodian and is responsible for among other things, safeguarding and controlling the Company's cash and securities. Wasatch Funds pays State Street a custodian fee based upon assets and transactions of the Company.

LEGAL COUNSEL TO WASATCH FUNDS. Michael J. Radmer, Dorsey & Whitney LLP, 50 South Sixth Street, Suite 1500, Minneapolis, Minnesota 55402-1498, acts as legal counsel to the Company and reviews certain legal matters for the Company in connection with the shares offered by the Prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, 1055 Broadway, 10th Floor, Kansas City, Missouri 64105 is the Company's independent registered public accounting firm. In this capacity the firm is responsible for auditing the financial statements of the Company and reporting thereon. Arthur Andersen, LLP served as the independent auditors for the fiscal year ended September 30, 2001 and years prior.

OTHER SERVICE AGREEMENTS. The Company, on behalf of the Funds, has also entered into service agreements with various financial institutions pursuant to which the financial institutions provide certain administrative services with respect to their customers who are beneficial owners of shares of the Funds. Pursuant to these service agreements, the Advisor and/or the Funds compensate the financial institutions for the administrative services provided, which compensation is based on the aggregate assets of their customers who are invested in the Funds.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The brokerage practices are monitored quarterly by the Board of Directors including the disinterested persons (as defined in the 1940 Act) of Wasatch Funds.

The Advisor is responsible for selecting the broker or dealer to execute transactions for the Equity Funds and for negotiating and determining any commission rates to be paid for such transactions. The Advisor has no affiliated broker-dealer. The Advisor will use its best efforts to have transactions executed at prices that are advantageous to the Equity Funds and at commission rates that are reasonable in relation to the benefits received. The Advisor may consider a number of factors when selecting a broker or dealer to effect a transaction, including its financial strength and stability, its reputation and access to the markets for the security being traded, the efficiency with which the transaction will be effected, and the value of research products and services that a broker lawfully may provide to assist the Advisor in the exercise of its investment decision-making responsibilities. Although the Advisor may use broker-dealers that sell Fund shares to make transactions for the Funds' portfolios, the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

If the Advisor believes that the purchase or sale of a security is in the best interest of more than one of its clients (including the Equity Funds), the Advisor may aggregate the securities to be purchased or sold to obtain favorable execution and/or lower brokerage commissions. The Advisor will allocate securities so purchased or sold, as well as the expense incurred in the transaction, or on a pro-rata basis or in another manner it considers to be equitable and consistent with its fiduciary obligations to its clients.

Conflicts may arise in the allocation of investment opportunities among accounts (including the Equity Funds) that the Advisor advises. The Advisor will seek to allocate investment opportunities believed appropriate for one or more of its accounts equitably and consistent with the best interests of all accounts involved; however, there can be no assurance that a particular investment opportunity that comes to the Advisor's attention will be allocated in any particular manner.

From time to time, the Advisor is given the opportunity to purchase an allocation of shares in an initial public offering ("IPO"). These allocations may be offered to the Advisor in part as a result of its past usage of various brokerage firms. The Advisor will generally allocate securities purchased in these offerings to client accounts (including the Equity Funds) within the designated investment style(s) for which the security is best suited using a pro-rata or other method believed equitable by it, unless the total allocation to the Advisor or a particular investment style is de minimis.

The Company's Board of Directors has authorized the Advisor to pay a broker who provides research services commissions that are competitive but that are higher than the lowest available rate that another broker might have charged if the Advisor determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided. The provision of such services in exchange for brokerage business is commonly referred to as "soft-dollar arrangements". Payment of higher commissions in exchange for research services will be made in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act") and other applicable state and federal laws. Section 28(e) of the 1934 Act defines "research" as advice, directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Research products and services provided to the Advisor by broker-dealers may include proprietary research, written or oral, computer equipment or terminals, software and databases which provide access to data and analysis of market data, statistical information and securities data and analysis. In addition, the Advisor may receive certain products and services which provide both research and non-research ("mixed-use") benefits, for example, software which is used for both portfolio analysis and account administration. In these instances, only the research portion is paid for with client brokerage commissions; the non-research portion is paid in cash by the Advisor.

The Advisor places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Company effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Company. In the opinion of the Advisor, the benefits from research services to each of the accounts (including the Equity Funds) managed by the Advisor cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Company will not be disproportionate to the benefits received by the Company on a continuing basis.

The Sub-Advisor is responsible for selecting the broker or dealer to execute transactions for the Wasatch-Hoisington U.S. Treasury Fund and for negotiating the "net price" to be paid for such transactions. All bond trades made by the Sub-Advisor are done at a "net price" basis, with a broker-dealer acting as principal. The Sub-Advisor, when it believes the market conditions warrant, will purchase or sell securities for all accounts it manages (with the same objective) at the same net price. The Sub-Advisor will use its best efforts to have transactions executed at prices that are advantageous to the Wasatch-Hoisington U.S. Treasury Fund. The Sub-Advisor has no affiliated broker-dealer.

The Funds are required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Funds as of the close of their most recent fiscal year. As of September 30, 2004, the Core Growth Fund, Heritage Growth Fund and Small Cap Value Fund held $24,998,557, $1,623,500 and $13,317,208, respectively, of
Friedman, Billings, Ramsey Group, Inc. During the year ended September 30, 2004, the Global Science & Technology, International Growth, Micro Cap, Micro Cap Value, Small Cap Growth, Ultra Growth and Wasatch-Hoisington U.S. Treasury Funds did not acquire any stock of the Company's regular brokers or dealers.

During the years ended September 30, 2004, 2003 and 2002, the Company paid the following brokerage commissions on agency transactions:

                                                2004           2003           2002
                                             ----------     ----------     ----------
Core Growth Fund                             $2,310,577     $2,211,798     $3,236,305
Global Science & Technology Fund             $  270,552     $  129,663     $   89,044
Heritage Growth Fund*                        $  132,455             --             --
International Growth Fund**                  $  542,387     $  105,047     $   48,671
Micro Cap Fund                               $1,468,221     $1,056,353     $  919,727
Micro Cap Value Fund***                      $  639,503     $  201,233             --
Small Cap Growth Fund                        $1,636,356     $1,782,069     $1,441,412
Small Cap Value Fund                         $1,783,660     $1,671,825     $1,412,061
Ultra Growth Fund                            $1,386,536     $1,113,563     $  894,596
Wasatch-Hoisington U.S. Treasury Fund        $        0     $        0     $        0

*The Heritage Growth Fund commenced operations on June 18, 2004.

**The International Growth Fund commenced operations on June 28, 2002.

***The Micro Cap Value Fund commenced operations on July 28, 2003.

The changes in the brokerage commissions in the three years noted are the result of changes in the asset levels and turnover rates of some of the Funds.

During the fiscal year ended September 30, 2004, the Funds directed brokerage transactions to brokers for research services provided. The amount of such transactions and related commissions were as follows:

                                           RESEARCH COMMISSION     RESEARCH
                                               TRANSACTIONS       COMMISSIONS
                                           -------------------    -----------
Core Growth Fund                               $541,835,970        $771,540
Global Science & Technology Fund               $ 34,178,748        $ 73,957
Heritage Growth Fund*                          $ 81,416,412        $ 75,134
International Growth Fund                      $  3,568,011        $  5,047
Micro Cap Fund                                 $149,309,946        $347,396
Micro Cap Value Fund                           $ 38,358,484        $128,602
Small Cap Growth Fund                          $368,881,145        $507,860
Small Cap Value Fund                           $240,547,009        $441,615
Ultra Growth Fund                              $318,555,030        $486,069
Wasatch-Hoisington U.S. Treasury Fund          $          0        $      0

*The Heritage Growth Fund commenced operations on June 18, 2004.

CAPITAL STOCK AND OTHER SECURITIES

Wasatch Funds was incorporated under Utah law on November 18, 1986, and reincorporated as a Minnesota corporation in January 1998. The Company is an open-end, registered management investment company under the 1940 Act.

The Company is authorized to issue shares in separate series, or "Funds." Eleven such Funds have been established:

Series A Common - Small Cap Growth Fund
Series B Common - Core Growth Fund
Series C Common - Wasatch-Hoisington U.S. Treasury Fund
Series D Common - Ultra Growth Fund
Series E Common - Micro Cap Fund
Series F Common - Global Science & Technology Fund
Series G Common - Small Cap Value Fund
Series H Common - International Growth Fund
Series I Common - Micro Cap Value Fund
Series J Common - Heritage Growth Fund
Series K Common - International Opportunities Fund

The Board of Directors is authorized to create new Funds in addition to those already existing without the approval of shareholders of the Company. All shares of each respective Fund have equal voting rights; each share is entitled to one vote per share (with proportionate voting for fractional shares). Only shareholders of a Fund are entitled to vote on matters concerning that Fund.

The assets received by the Company upon the sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund will be allocated on the basis of each Fund's relative net assets during the fiscal year.

Each share of a Fund has equal dividend, distribution, liquidation and voting rights with other shares of that Fund. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the Fund and upon liquidation or dissolution of the series in the net assets remaining after satisfaction of outstanding liabilities.

The shares of each Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, conversion, or exchange or similar rights, and will be freely transferable.

To illustrate the method of computing the offering price of Company shares, the offering price per share on September 30, 2004 was as follows: *

                                                               DIVIDED                        NET ASSET VALUE PER
                                                                 BY       SHARES      EQUALS   SHARE (OFFERING &
                                               NET ASSETS         +     OUTSTANDING      =     REDEMPTION PRICE)
                                             -------------     -------  -----------   ------  -------------------
Core Growth Fund                             1,496,968,868               38,887,963                  38.49
Global Science & Technology Fund                69,301,290                6,827,286                  10.15
Heritage Growth Fund*                          128,135,545               12,998,881                   9.86
International Growth Fund                      196,989,950               13,393,664                  14.71
Micro Cap Fund                                 518,290,726               73,510,175                   7.05
Micro Cap Value Fund                            84,835,302               33,009,883                   2.57
Small Cap Growth Fund                        1,191,702,272               34,108,802                  34.94
Small Cap Value Fund                           734,266,254              132,627,191                   5.54
Ultra Growth Fund                              427,012,712               17,737,688                  24.07
Wasatch-Hoisington U.S. Treasury Fund           45,088,034                3,274,493                  13.77

*The Heritage Growth Fund commenced operations on June 18, 2004.

SHAREHOLDER MEETINGS. The Funds are not required to hold annual meetings of shareholders. The Company's bylaws and Minnesota law provide for addressing important issues at specially scheduled shareholder meetings.

Wasatch Funds is always happy to meet with shareholders. The Funds communicate important information through Annual and Semi-Annual Reports, newsletters, special mailings and other events throughout the year.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

The procedures to be followed in the purchase and redemption of shares as well as the method of determining the net asset value (NAV or Fund's share prices) are fully disclosed in the Prospectus. Securities traded on a recognized stock exchange or market are valued at the last reported sales price from the exchange or market on which the security is primarily traded ("Primary Market"). A security traded on NASDAQ is valued at its official closing price. If there are no sales on any exchange or market on a day, then the security is valued at the most recent bid price. If a security's price is available on more than one U.S. or foreign exchange, the exchange that is the Primary Market for the security shall be used.

Debt securities with a remaining maturity greater than sixty (60) days are valued in accordance with the evaluated bid price supplied by a pricing service. Prices supplied by a pricing service may use a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Debt securities with a remaining maturity of sixty (60) days or less at the time of purchase generally are valued by the amortized cost method (i.e. valuation at acquisition cost increased each day by an amount equal to the daily accretion of the discount or amortization of premium) unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked to market. At times, valuations for debt securities may not be obtainable from pricing services. In all such cases, the Advisor will attempt to obtain market quotations from two or more dealers not affiliated with the Advisor (preferably market makers) and the security will be valued at the average of those quotations. If it is impracticable to obtain quotations from more than one dealer in time for the calculation of net asset value or if only one dealer provides a quotation, the quotation from that single dealer may be used. Where no dealer quotation is available, the Advisor, either independently or through the Funds' accounting agent, may obtain market valuations from a widely used quotation system. If no such quotation is available for a security, the security will be valued at "fair value" using the procedures described below.

Option contracts on securities, currencies, indexes, futures contracts, commodities and other instruments are valued at the last reported sale price on the exchange on which they are principally traded, if available, and otherwise are valued at the current bid price. Futures contracts are valued at the most recent settlement price for the day. Securities or other portfolio assets denominated in foreign currencies are converted into U.S. dollars at the prevailing currency exchange rate at the time the Fund's NAV is calculated, or as close to that time as is practicable.

Securities and other assets for which market prices are not readily available are priced at a "fair value" as determined by the Advisor in accordance with procedures approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the NYSE. Trading on foreign exchanges may not take place on all days on which there is regular trading on the NYSE, or may take place on days on which there is no regular trading on the NYSE (e.g., any of the national business holidays identified below). If events materially affecting the value of a Fund's portfolio securities occur between the time when a foreign exchange closes and the time when the Fund's net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by the Advisor in accordance with procedures approved by the Board.

Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for trading. The NYSE is closed, and net asset value will not be calculated, on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NYSE holidays are subject to change without notice. The NYSE may close early the day before each of these holidays and the day after Thanksgiving and Christmas.

The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on a Fund's net asset value next determined after your instructions are received in "good order" by the Transfer Agent or by your registered securities dealer. Since a Fund invests in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the Fund's net asset value may change on days when shareholders will not be able to purchase or redeem the Fund's shares. The sale of a Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund's best interest to do so.

The Funds will deduct a fee of 2.00% from redemption proceeds on shares held two months or less. This redemption fee is paid directly to the Funds and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short term shareholder trading. If a shareholder bought shares on different days, the shares held longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee assessed by certain financial intermediaries which have omnibus accounts in the Funds, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by the Funds' transfer agent. Such differences are typically attributable to system design differences unrelated to the investment in the Funds. These system differences are not intended or expected to facilitate market timing or frequent trading.

The redemption fee does not apply to shares that were acquired through reinvestment of dividends, redeemed through the Systematic Withdrawal Plan or in the event of any involuntary redemption and/or exchange transactions, (including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Directors). The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans). The redemption fee may be waived by the Funds' officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Directors' policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds' officers will be disclosed to the Funds' Board of Directors at its next regularly scheduled quarterly meeting.

Investors may exchange their shares of the Funds for the Northern U.S. Government Money Market Fund as provided in the Prospectus. UMBFS, in its capacity as Transfer Agent for the Funds, receives a service fee from the U.S. Government Money Market Fund at the annual rate of 0.25% of the average daily net asset value of the shares exchanged from the Funds into the U.S. Government Money Market Fund.

The Funds have authorized one or more brokers and other institutions (collectively "financial institutions") to accept on their behalf purchase and redemption orders. Such financial institutions are authorized to designate intermediaries to accept orders on the Funds' behalf. The Funds will be deemed to have received the order when an authorized financial institution or its authorized designee accepts the order. Customer orders will be priced at the Funds' NAV next computed after they are accepted by a financial institution or its authorized designee.

The Funds have filed a notification of election under Rule 18f-1 of the Investment Company Act committing to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder of record during any 90-day period to the lesser of: (1) $250,000 or (2) 1% of the net asset value of the Fund at the beginning of such election period.

The Funds intend to also pay redemption proceeds in excess of such lesser amount in cash, but reserve the right to pay such excess amount in kind, if it is deemed in the best interest of the Funds to do so. In making a redemption in kind, the Funds reserve the right to make a selection from each portfolio holding a number of shares which will reflect the portfolio makeup and the value will approximate as closely as possible the value of the Funds' shares being redeemed; any shortfall will be made up in cash. Investors receiving an in kind distribution are advised that they will likely incur a brokerage charge on the sale of such securities through a broker. The values of portfolio securities distributed in kind will be the values used for the purpose of calculating the per share net asset value used in valuing the Funds' shares tendered for redemption.

ELIGIBLE INVESTMENTS INTO CLOSED FUNDS

The Advisor periodically closes certain Wasatch Funds to control asset levels. Information on the eligible investments in Funds closed to new investors and to new investors and current shareholders can be found below and on Wasatch Funds' web site at www.wasatchfunds.com. The Advisor will make every effort to post information to fund closings at least two weeks prior to the effective date of the closing. WITH REGARD TO CLOSED FUNDS, THE ADVISOR RESERVES THE RIGHT TO MAKE ADDITIONAL EXCEPTIONS THAT, IN ITS JUDGMENT,

DO NOT ADVERSELY AFFECT ITS ABILITY TO MANAGE THE FUNDS EFFECTIVELY. THE ADVISOR ALSO RESERVES THE RIGHT TO REJECT ANY PURCHASE OR REFUSE ANY EXCEPTION, INCLUDING THOSE DETAILED BELOW, THAT IT FEELS WILL ADVERSELY AFFECT ITS ABILITY TO MANAGE THE FUNDS EFFECTIVELY. The Advisor has established a Fund Exceptions Committee. A majority of the Funds Exceptions Committee must approve any investments in closed Funds not described below.

ELIGIBLE INVESTMENTS INTO FUNDS CLOSED TO NEW INVESTORS

- Shareholders may continue to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and/or capital gain distributions on any shares owned.

- Shareholders may add to their accounts through the Automatic Investment Plan ("AIP") and may increase the AIP amount.

- Participants in a qualified defined contribution retirement plan (for example, 401(k) plans, profit sharing plans, and money purchase plans), 403(b) plan or 457 plan may invest through existing accounts in a closed fund. A plan may open new participant accounts with the plan. IRA transfers and rollovers from a plan may be used to open new accounts in the same fund. Certain third parties that offer Wasatch Funds may not be able to support this exception.

- IRA contributions and/or IRA rollovers from existing Wasatch shareholders may be allowed if the Advisor determines that such exceptions will not adversely affect its ability to manage the Funds. Certain requirements, such as minimum investment amounts, may be required.

- Shareholders may open new accounts that have the same social security number or registered shareholder as their existing accounts.

- Exchanges for shares in Funds closed to new investors may only be made by shareholders with existing accounts in those Funds.

- Custodians named for minors (children under 18) on existing accounts of Funds that are closed to new investors may open new accounts in those Funds.

- Administrators of 529 college savings plans with existing accounts at Wasatch Funds may purchase additional shares in closed Funds.

- Financial advisors with existing accounts, who provide record keeping and/or asset allocation services for their clients, may be allowed to purchase shares for new and existing clients.

- Directors of the Funds and employees and directors of the Advisor and their family members may continue to add to existing accounts and open new accounts.

ELIGIBLE INVESTMENTS INTO FUNDS CLOSED TO NEW INVESTORS AND EXISTING
SHAREHOLDERS

- Shareholders may continue to add to their existing accounts through the reinvestment of dividends and capital gain distributions on any shares owned.

- Shareholders may continue to add to their existing accounts through an existing AIP, but may not increase the AIP amount while the Fund is closed.

- Participants in a qualified defined contribution retirement plan (for example, 401(k) plans, profit sharing plans, and money purchase plans), 403(b) plan or 457 plan may invest through existing accounts in a closed fund. A plan may open new participant accounts with the plan. IRA transfers and rollovers from a plan may be used to open new accounts in the same fund. Certain third parties that offer Wasatch Funds may not be able to support this exception.

- IRA contributions and/or IRA rollovers from existing Wasatch shareholders may be allowed if the Advisor determines that such exceptions will not adversely affect its ability to manage the Funds. Certain requirements, such as minimum investment amounts, may be required.

- Administrators of 529 college savings plans with existing accounts at Wasatch Funds may purchase additional shares in closed Funds.

- Financial advisors with existing accounts, who provide record keeping and/or asset allocation services for their clients, may be allowed to purchase shares for new and existing clients.

- Directors of the Funds and employees and directors of the Advisor and their family members may continue to add to existing accounts and open new accounts.

TAX STATUS

Reference is made to "Dividends, Capital Gain Distributions and Taxes" in the Prospectus.

Each Fund will be treated as a separate entity for Federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes its net investment income and realized net capital gains.

Each Fund pays shareholders distributions, if any, from net investment income and any net capital gains that it has realized. These distributions will be taxable, whether paid in cash or reinvested (unless your investment is in an IRA or other tax advantaged account).

Distributions paid from a Fund's net investment income will be taxable as ordinary income or as qualified dividend income. Ordinary income is subject to graduated federal tax rates as high as 35%; qualified dividend income is subject to a maximum federal tax rate of 15%. Each Fund will designate the portion (if any) of its distributions from investment earnings during each year that constitute qualified dividends. Generally, dividends that the Fund receives from domestic corporations and from foreign corporations whose stock is readily tradable on an established securities market in the U.S. or which are domiciled in countries on a list established by the Internal Revenue Service will qualify for qualified dividend treatment when paid out to investors. It is not expected that any of the dividends paid by the Wasatch-Hoisington U.S. Treasury Fund will constitute "qualified dividends."

Distributions from a Fund's net short-term capital gains are taxable as ordinary income. Distributions from a Fund's long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long you have held your shares. Long-term capital gains are currently subject to a maximum federal income tax rate of 15%.

Absent further legislation, the reduced maximum tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, even if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long-term or short-term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. Investors may also be subject to state and local taxes.

The Funds are required to withhold federal income tax at a rate set forth in applicable IRS Rules and Regulations ("backup withholding") from dividend payments and redemption and exchange proceeds if an investor fails to furnish his Social Security Number or other Tax Identification Number or fails to certify under penalty of perjury that such number is correct or that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

Under the Code, each Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Under the Code, any dividend declared by a regulated investment company in October, November or December of any calendar year and payable to shareholders of record on a specified date in such month shall be deemed to have been received by each shareholder on such date, and to have been paid by such company on such date if such dividend is actually paid by the company before February 1 of the following calendar year.

If a Fund invests in zero coupon bonds upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price," as those terms are defined in the Code. Similarly, if a Fund acquires an already issued zero coupon bond from another holder, the bond will have original issue discount in a Fund's hands, equal to the difference between the "adjusted issue price" of the bond at the time a Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated price at maturity. In each case, a Fund is required to accrue as ordinary interest income a portion of the original issue discount even though it receives no cash currently as interest payment on the obligation.

If a Fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), a Fund investing in either zero coupon bonds or TIPS may be required to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

Income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax applicable to such income in advance since the precise amount of the Fund's assets to be invested in various countries is not known. Any amount of taxes paid by the Fund to foreign countries will reduce the amount of income available to the Fund for distributions to shareholders.

Under the Code, if more than 50% of the value of total assets of either Global Science & Technology Fund or International Growth Fund at the close of its taxable year consist of stock or securities of foreign corporations, each Fund may file an election with the Internal Revenue Service to pass through to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income their pro rata share of the foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or use their share as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Funds' taxable year whether the foreign taxes paid by the Fund will pass through for that year.

Under the Code, the amount of foreign taxes for which a shareholder may claim a foreign tax credit is subject to limitation based on certain categories applicable to the income subjected to foreign tax. Specifically, the available foreign tax credit must be determined separately with respect to nine categories of income. The Funds may have foreign source income allocable to the four following categories: (i) passive income; (ii) high withholding tax interest;
(iii) dividends from a non-controlled foreign corporation pursuant to Section 902 of the Code; and (iv) other income not specifically categorized. Of these categories, a substantial part of Fund income is likely to constitute passive income. However, in the absence of specific regulatory guidance on the application of the income categories, the Funds cannot assure shareholders of the correctness of any allocation made.

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisors for a complete review of the tax ramifications of an investment in the Funds.

CALCULATION OF PERFORMANCE DATA

The Funds may occasionally advertise performance data such as total return (before and after taxes) or yield. To facilitate the comparability of these statistics from one mutual fund to another, the Securities and Exchange Commission has developed guidelines for the calculation of these statistics. The Funds will calculate their performance data in accordance with these guidelines.

AVERAGE ANNUAL TOTAL RETURN. The total return for a mutual fund represents the average annual compounded rate of return over a specified period of time that would equate the initial amount invested to the value of the investment at the end of the period of time. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                        P(1+T)(n)= ERV

      Where:

      P     =   hypothetical initial payment of $1,000.
      T     =   average annual total return.
      n     =   period covered by the computation, expressed in terms of years.

      ERV   =   ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

The calculations of average annual total return assumes the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

AFTER-TAX RETURNS. The Funds may also quote after-tax total returns to show the impact of assumed federal taxes on an investment in the Funds. The Funds' total return after taxes on distributions shows the effect of taxable distributions on an investment in shares of the Funds for a specified period of time. The Funds' total return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss realized by the investor upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions and long-term capital gain distributions are assumed to have been taxed at the highest marginal individual tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are not taken into consideration.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS). The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return over the specified periods that would equate with the initial amount invested to the ending value, according to the following formula:

                        P(1+T)(n)= ATV(D)

      Where:

      P       =   a hypothetical initial payment of $1,000.
      T       =   average annual total return (after taxes on distributions).
      n       =   number of years.
      ATV(D)  =   ending value of a hypothetical $1,000 payment made at the
                  beginning of the one, five, or ten-year periods at the end of the one, five or 10-year periods after taxes on Fund distributions, but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION). The average annual total returns (after taxes on distributions and redemptions) is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:

                        P(1+T)(n)= ATV(DR)

      Where:

      P       =  a hypothetical initial payment of $1,000.
      T       =  average annual total return (after taxes on distributions and redemptions).
      n       =  number of years.

      ATV(DR) =  ending value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year periods at the end of the one, five or ten-year periods after taxes on Fund distributions and redemptions.

YIELD. A yield quotation is based upon a 30-day period and is computed by dividing the net investment income per share earned during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

      This calculation can be expressed as follows:

                           YIELD = 2 [( a-b + 1)(6) - 1]
                                        ---
                                         cd

Where:

      a = dividends and interest earned during the period;
      b = expenses accrued for the period (net of reimbursements);
      c = average daily number of shares outstanding during the period entitled to receive dividends;
      d = net asset value per share on the last day of the period.

APPENDIX A

RATINGS ON PREFERRED STOCK AND LONG-AND SHORT-TERM DEBT SECURITIES

STANDARD & POOR'S PREFERRED STOCK RATINGS -- INVESTMENT GRADE

Standard & Poor's Rating Service ("S&P's") ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      A preferred stock issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

      A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

      An issue rated "A" is backed by sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.

      An issue rated "BBB" is regarded as backed by adequate capacity to pay preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

STANDARD & POOR'S PREFERRED STOCK RATINGS -- NON-INVESTMENT GRADE

      Preferred stock issues rated "BB", "B" and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      A preferred stock issue rated "CC" is currently paying, but in arrears on, dividends or sinking fund payments.

      A preferred stock issue rated "C" is nonpaying.

      A preferred stock issue rated "D" is nonpaying with the issuer in default on debt instruments.

MOODY'S LONG-TERM DEBT RATINGS -- INVESTMENT GRADE

      Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

      Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Bonds and preferred stock which are rated AA are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

      Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

MOODY'S LONG-TERM DEBT RATINGS -- NON-INVESTMENT GRADE

      Bonds and preferred stock which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Bonds and preferred stock which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Bonds and preferred stock which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      Bonds and preferred stock which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

MOODY'S SHORT-TERM DEBT RATINGS -- INVESTMENT GRADE

      Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      -     Leading market positions in well-established industries.

      -     High rates of return on funds employed.

      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

MOODY'S SHORT-TERM DEBT RATINGS -- NON-INVESTMENT GRADE

      Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

STANDARD & POOR'S LONG-TERM CREDIT RATINGS - INVESTMENT GRADE

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      An obligation rated "AA" differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

STANDARD & POOR'S LONG-TERM CREDIT RATINGS -- NON-INVESTMENT GRADE

Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

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

      An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      An obligation rated "CC" is currently highly vulnerable to nonpayment.

      The rating "C" may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

      An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S SHORT-TERM CREDIT RATINGS -- INVESTMENT GRADE

      A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

STANDARD & POOR'S SHORT-TERM CREDIT RATINGS -- NON-INVESTMENT GRADE

      A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

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

      A short-term obligation rated "D" is in default. The "D" rating is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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APPENDIX B

                               WASATCH FUNDS, INC.

                       PROXY VOTING POLICY AND PROCEDURES

The Board of Directors of Wasatch Funds, Inc. (the "Company") hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Company's investment portfolios (each, a "Fund," collectively, the "Funds"):

I.    POLICY

It is the policy of the Board of Directors of the Company (the "Board") to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Wasatch Advisors, Inc. (the "Advisor") as a part of the Advisor's management of the Funds, subject to the Board's continuing oversight. The Advisor may retain one or more independent service providers to assist in reconciling and processing proxy ballots and providing record-keeping and vote disclosure services, as well as research and recommendations on proxy issues, provided however that the Advisor will make the decision as to how proxies should be voted consistent with the Advisor's policy and this policy.

II.   FIDUCIARY DUTY

The right to vote a proxy with respect to portfolio securities held by the Funds is an asset of the Company. The Advisor, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and their shareholders.

III.  PROCEDURES

The following are the procedures adopted by the Board for the administration of this policy:

      A. Review of Advisor Proxy Voting Policy and Procedures. The Advisor shall present to the Board its policy, guidelines and procedures for voting proxies at least annually and must notify the Board promptly of material changes to this document.

      B. Voting Record Reporting. No less than annually, the Advisor shall report to the Board a record of each proxy voted which deviated from Advisor's Proxy Voting Policy, Guidelines and Procedures with respect to portfolio securities of the Funds during the year. With respect to those proxies of the Fund that the Advisor has identified as involving a material conflict of interest(1), the Advisor shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

-------------------
(1)See Wasatch Advisors, Inc.'s Proxy Voting Policy, Guidelines and Procedures,
Section III, Conflicts of Interest

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IV.   REVOCATION

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.    ANNUAL FILING

The Company shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the 12-month period ended June 30 on Form N-PX not later than August 31 of each year.(2)

VI.   DISCLOSURES

      A.    The Company shall include in its registration statement:

            1. A description of this policy and of the policy and procedures used by the Advisor to determine how to vote proxies relating to portfolio securities; and

            2. A statement disclosing that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company's toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission's (the "SEC") website.

      B. The Company shall include in its annual and semi-annual reports to shareholders:

            1. A statement disclosing that a description of the policy and procedures used by or on behalf of the Company to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Company's toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website; and

            2. A statement disclosing that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company's toll-free telephone number; or through a specified Internet address; or both; and on the SEC's web site.

VII.  REVIEW OF POLICY

At least annually, the Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Amended: September 30, 2004

------------------
(2) The Company must file its first report on Form N-PX not later than August 31, 2004, for the 12-month period beginning July 1, 2003, and ending June 30, 2004.

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                             WASATCH ADVISORS, INC.

                 PROXY VOTING POLICY, GUIDELINES AND PROCEDURES

REGULATORY BACKGROUND - PROXY VOTING PROVISIONS OF THE INVESTMENT ADVISERS ACT

Rule 206(4)-6 of the Investment Advisers Act of 1940 requires that, for an investment adviser to exercise voting authority with respect to client securities, the adviser must:

- Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser's interests and those of the adviser's clients;

- Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

- Describe to clients the adviser's proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

In accordance with our obligations under the Rule, Wasatch Advisors has adopted and implemented the following Proxy Voting Policy, Guidelines and Procedures to ensure that client proxies are voted in the best interest of clients at all times.

I.    POLICY OVERVIEW

At Wasatch Advisors ("Wasatch"), our goal is to maximize the economic value of the investments we make for our separate account clients and our mutual fund shareholders. In pursuit of this goal, we buy and hold securities we believe will appreciate in value. When the investment potential of a security becomes diminished, we sell it and attempt to reinvest the proceeds in more attractive opportunities. In short, the primary means by which we serve our shareholders and clients and protect their interests is the purchase and sale of securities. A secondary means by which we fulfill our fiduciary responsibility is the exercising of our proxy voting rights. Corporate governance, including but not limited to, compensation plans, corporate actions and the composition of a board of directors, can have a significant influence upon the behavior of a management team and the value of a corporation. The proxy voting process is the primary means by which investors are able to influence such activities. As such, Wasatch considers how we vote proxies to be an important activity.

One fundamental tenet of Wasatch's investment philosophy is to invest in companies with high quality management teams. We spend a significant amount of time evaluating the performance, behavior, and actions of company executives in order to gain an understanding of how they think about protecting and increasing shareholder value. As a result of being invested with high quality management teams, Wasatch generally supports the recommendations of the boards of directors when voting proxies. However, we ultimately vote for or against recommendations based on the fundamental premise that at all times we are attempting to maximize the value of our investments for the benefit of our clients. Wasatch also has a long history of investing in companies with small market capitalizations, which often have a significant amount of common

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stock owned by existing and former members of management. While this high degree of inside ownership could cause some concerns regarding a lack of independence for the board of directors, certain board committees or other areas of corporate governance, we generally believe high inside ownership to be a positive characteristic as it helps to ensure that the interests of management and shareholders are closely aligned.

Wasatch has developed the following proxy voting guidelines to assist us in making decisions about how to vote proposals concerning certain issues. We have attempted to address those issues that we believe are most relevant to creating shareholder value or that occur most frequently in the types of securities in which we invest. However, these guidelines are not exhaustive and do not purport to cover all of the potential issues, for the variety of issues on which shareholders may be asked to vote is unlimited. The disclosure of these guidelines is intended to provide clients and shareholders with a better understanding of how Wasatch attempts to maximize shareholder value via the proxy voting process.

II.   GUIDELINES

BOARD OF DIRECTORS

Wasatch considers the board of directors to be an important component of strong corporate governance. The board is responsible for overseeing the management team of a company and helping to ensure that it acts in the best interest of shareholders. The primary means by which Wasatch can influence the board of directors is to vote for the election of directors who have relevant and valuable experience that will enhance the management of the company. Further, Wasatch prefers that a board of directors have a majority of independent directors because we believe that a board with such a composition is generally a strong advocate for shareholders.

However, while we endorse proposals that support the creation of boards with a majority of independent directors as well as proposals which call for the audit, compensation and nominating committees to be comprised solely of independent directors, the failure of the company to nominate only independent directors or to have only independent directors serve on key committees may not cause us to vote against the election of a director who lacks independence. Wasatch appreciates the importance of these standards but we do not believe it is always in the best interest of shareholders to blindly vote against all directors who may not be considered independent. For example, a large shareholder who serves as a director is not considered independent but may be a very important advocate for investors since his interests are closely aligned with those of shareholders.

Generally, Wasatch will vote for those nominees recommended by the board of directors. However, in each election we will review a wide variety of criteria including but not limited to:

-     Long-term performance of the company.

-     Composition of the board and key committees.

-     Stock ownership by directors.

-     Decisions regarding executive pay and director compensation.

-     Corporate governance provisions and takeover activity.

-     Attendance at board meetings.

-     Interlocking directorships and related party transactions.

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

In addition to evaluating nominees for the board of directors based on the aforementioned criteria, Wasatch generally will support proposals:

-     To declassify a board of directors.

-     That allow cumulative voting and confidential voting.

Wasatch generally will not support:

- Nominees who are independent and receive compensation for services other than serving as a director.

- Nominees who attend less than 75% of board meetings without valid reasons for absences.

-     Nominees who are party to an interlocking directorship.

-     Efforts to adopt classified board structures.

EXECUTIVE COMPENSATION

Wasatch supports compensation plans which are designed to align the interests of management and shareholders as well as relate executive compensation to the performance of the company. To evaluate compensation plans, we use quantitative criteria that measure the total cost to shareholders if a plan is passed. Factors considered include:

- The estimated dollar cost for every award type under the proposed plan and all continuing plans.

- The maximum shareholder wealth that would be transferred from the company to executives.

- Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index) pegged to market capitalization.

-     Cash compensation pegged to market capitalization.

- Other features of proposed compensation plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

After the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry specific, market cap based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. If the total plan cost exceeds the allowable cap, Wasatch will generally vote against the proposed plan. In addition, Wasatch generally will not support stock option plans that permit:

-     The repricing of stock options without shareholder approval.

- The options to be priced at less than 100% of the fair market value of the underlying security on the date of the grant.

CAPITAL STRUCTURE

Wasatch may be asked to vote on proposals pertaining to changes in the capital structure of a company. Such proposals include, but are not limited to, common stock authorizations, capital issuance requests, share repurchase programs, stock splits, and debt restructurings. We will vote for board recommended capital structure changes so long as the proposals are well aligned with shareholder interests. Wasatch generally will support proposals:

-     Requesting the authorization of additional common stock.

-     To institute share repurchase plans.

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

- To implement stock splits. Proposals to implement reverse stock splits will be reviewed on a case-by-case basis.

Wasatch will review, on a case-by-case basis, all other proposals to change the capital structure of a company, including the authorization of common stock with special voting rights, the authorization of stock relating to certain transactions, the issuance of preferred stock (including "blank check" preferred stock) and the restructuring of debt securities. These proposals typically address a set of company-specific circumstances and proposals recommended by the board of directors may or may not be in the best interest of shareholders.

MERGERS, ACQUISITIONS AND OTHER TRANSACTIONS

Companies may undertake a variety of strategic transactions aimed at enhancing shareholder value including mergers, acquisitions, recapitalizations, spin-offs, asset sales, and liquidations. In evaluating proposed transactions, we will consider the benefits and costs to shareholders over both the short and long term. Specific items we will consider include the financial impact of the transaction on future operating results, the increase or decrease in shareholder value, and any changes in corporate governance and their impact on shareholder rights. When shareholders are asked to vote on mergers, acquisitions and other similar proposals, they are considered to be material to the company and could require the analysis of a wide variety of factors in order to determine if the transaction is in the best interest of shareholders. As a result, Wasatch will review and vote each proposal on a case-by-case basis.

ANTI-TAKEOVER PROVISIONS

In an attempt to prevent a company from being acquired without the approval of the board of directors, shareholders may be asked to vote on a variety of proposals such as shareholder rights plans (commonly referred to as "poison pills"), supermajority voting, blank check preferred stock, fair price provisions, and the creation of a separate class of stock with disparate voting rights. Wasatch recognizes that such proposals may enhance shareholder value in certain situations. However, Wasatch will review proposals pertaining to anti-takeover provisions on a case-by-case basis and vote against those proposals merely intended to entrench management and prevent the company from being acquired at a fair price.

AUDITORS

An audit of a company's financial statements is an important part of the investment process, for while an audit cannot fully protect investors against fraud, it does verify that the financial statements accurately represent the position and performance of the company. Wasatch generally votes for proposals to ratify auditors unless the auditors do not appear to be independent. Auditor independence may be compromised if the auditor has a financial interest and/or association with the company or receives substantial compensation for non-audit related services. Wasatch also generally votes for proposals to authorize the board of directors to determine the remuneration of the auditors unless there is evidence of excessive compensation relative to the size and nature of the company.

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

SOCIAL AND ENVIRONMENTAL ISSUES

While Wasatch believes corporations have an obligation to be responsible corporate members of society, generally we will not support proposals concerning social, political or environmental issues if the proposals are economically disadvantageous to shareholders.

FOREIGN ISSUERS

With respect to some non-U.S. issuers, the exercise of voting rights can cause an account to incur a cost or cause the underlying shares to be blocked from trading. Although we recognize the importance of the right to vote, Wasatch believes that clients may be better served by avoiding unnecessary costs and preserving the right to trade shares promptly should conditions warrant. Accordingly, there may be times when no vote is cast because Wasatch's analysis of a particular proxy leads us to believe that the cost of voting the proxy exceeds the expected benefit to clients (e.g., when casting a vote on a foreign security requires that Wasatch engage a translator or travel to a foreign country to vote in person, or results in shares being blocked from trading). This position complies with the Department of Labor's Interpretive Bulletin 94-2.

OTHER ISSUES

Any issues not addressed by the foregoing guidelines will be reviewed on a case-by-case basis with the aim of maximizing shareholder value.

II.   PROXY VOTING COMMITTEE

Wasatch has established a Proxy Voting Committee ("Committee") to oversee all aspects of Wasatch's proxy voting policy, guidelines and procedures. The Committee is responsible for implementing and monitoring this policy. The Committee is responsible for reporting to the Audit Committee as well as providing a written report on a regular basis to the Advisor's and Fund's Board of Directors.

No less than annually, the Committee shall conduct a periodic review which shall comprise the following elements:

      - Review a sample of the record of voting delegation, including ERISA accounts, maintained by the Proxy Manager to determine if Wasatch is exercising its authority to vote proxies on portfolio securities held in the selected accounts

      - Request and review voting data to determine if accurate and timely communication of proxy votes is reasonably accomplished during the period reviewed

      - Meet with the Proxy Manager to review the voting of proxies, communication of proxy votes, and the general functioning of this policy

      - Prepare a written report to the Audit Committee with respect to the results of this review

III.  PROCEDURES

ADMINISTRATION

Wasatch has retained an independent service provider, Institutional Shareholder Services ("ISS"), to assist in reconciling and processing proxy ballots and providing record-keeping and vote disclosure services, as well as research on proxy issues.

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Wasatch has also designated a member of our Operations team as Proxy Manager to assist in coordinating and voting securities, maintaining documents prepared by Wasatch to memorialize the basis for voting decisions, and monitoring Wasatch's proxy voting procedures. One of the Proxy Manager's responsibilities is to periodically send a proxy meeting calendar to research analysts detailing upcoming shareholder meetings and vote deadline information.

The members of Wasatch's Research team are responsible for reviewing the proxies of the companies they follow, together with other relevant information, and providing the Proxy Manager with vote recommendations in conformance with Wasatch's Policy and Guidelines.

Any attempts by any of Wasatch's personnel to influence the voting of client proxies in a manner that is inconsistent with Wasatch's Policy, Guidelines and Procedures should be reported to Wasatch's Compliance Officer. If the Compliance Officer is the person attempting to influence the voting, the report should be made to Wasatch's President.

CONFLICTS OF INTEREST

As noted previously, Wasatch will at all times make its best effort to vote proxies in the best interest of clients and avoid material conflicts of interest. A material conflict of interest refers to a situation in which Wasatch or affiliated persons of Wasatch have a financial interest in a matter presented by a proxy which could potentially compromise Wasatch's independence of judgment and action with respect to the voting of the proxy. We will use our best reasonable efforts to identify any material conflicts that may exist by, among other things, reviewing the identity of each issuer soliciting proxy votes to determine if the issuer or an affiliate of the issuer (i) is a client of Wasatch, (ii) has a relationship with Wasatch, (iii) there is a reasonable expectation that the issuer or an affiliate would become a client of Wasatch or develop a material relationship with Wasatch, or (iv) Wasatch holds a significant amount(1) of the issuer's shares outstanding. In addition, any Wasatch employee with knowledge of a personal conflict of interest (e.g., a familial relationship with company management) relating to an issuer soliciting proxy votes must disclose that conflict to the Proxy Manager and the Compliance Officer and remove himself or herself from the proxy voting process for that issuer. Any questions regarding whether a particular issue may present a material conflict of interest with respect to Wasatch's voting of client proxies should be directed to Wasatch's Compliance Officer.

In the event that Wasatch has a material conflict of interest in any proposal that is the subject of a proxy to be voted for a client account, Wasatch will instruct ISS to vote that proposal in accordance with ISS' published recommendation. In such cases, any vote recommended by ISS is binding and may not be overridden by Wasatch. Proposals on the same proxy ballot for which Wasatch does not have a material conflict of interest will be voted in accordance with Wasatch's Proxy Voting Policy and Guidelines.

-----------------------
(1)Wasatch's relative level of ownership of certain issuer's soliciting proxy votes, as a percent of the company's shares outstanding, may give the appearance of control. Wasatch clients hold the issuer's stock solely for investment purposes, with no intent to control the business or affairs of the issuer. In such instances, Wasatch may instruct ISS to vote that meeting in accordance with ISS' published recommendation.

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ANNUAL CERTIFICATION

Each Wasatch employee who is involved in the proxy voting process is required to certify annually that he or she has read, understands and has complied with, to the best of his or her knowledge, Wasatch's Proxy Voting Policy, Guidelines and Procedures.

ERISA

Wasatch acknowledges our responsibility to vote proxies for ERISA clients in a manner that ensures the exclusive benefit for the underlying participants and beneficiaries. Wasatch casts such proxy votes for the sole purpose of extending benefits to participants and beneficiaries while using the care, skill and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing.

TRAINING

At least annually, Compliance will conduct employee training programs for appropriate personnel regarding the Proxy Voting Policy, Guidelines and Procedures. Such training programs will review applicable laws, regulations, procedures and recent trends in proxy voting and their relation to Wasatch's business. Attendance at these programs is mandatory for appropriate personnel, and session and attendance records will be retained for a five-year period.

RECORDKEEPING

Under rule 204-2, Wasatch must retain the following:

      a)    proxy voting policies and procedures;

      b)    proxy statements received regarding client securities;

      c)    records of votes they cast on behalf of clients;

      d) any documents prepared by Wasatch that were material to making a decision how to vote, or that memorialized the basis for the decision;

      e)    Record of the voting resolution of any conflict of interest;

      f) Records of any client requests for information on how a client's proxies were voted and records of Wasatch's responses to client requests;

      g)    Training attendance records; and

      h)    All written reports arising from annual reviews of the policy.

Wasatch has retained ISS to assist in providing record-keeping and vote disclosure services, as well as research on proxy issues. Wasatch may use the Securities and Exchange Commission's EDGAR database for the items referred to in item b above. Records not maintained by ISS shall be maintained by Wasatch for a period of not less than five years from the end of the Wasatch's fiscal year during which the last entry was made on the record.

DISCLOSURE

Clients should contact their Client Relations representative to obtain information on how Wasatch has voted their proxies.

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Clients can also request information by:

- MAILING to Wasatch Advisors, Inc., Attn: Proxy Request, 150 Social Hall Avenue, 4th Floor, Salt Lake City, UT 84111

-     E-MAILING to proxyrequest@wasatchadvisors.com

-     CALLING 1 (800) 381-1065 or 1 (801) 533-0777 from 8:00 a.m. to 5:00 p.m.
      Mountain Time

-     FAXING to 1 (801) 533-9828, Attn: Proxy Request

Beginning in 2004, Wasatch Funds' proxy voting record will be available on the Funds' website at www.wasatchfunds.com and the SEC's website at www.sec.org no later than August 31 for the prior 12 months ending June 30.

Last amended September 30, 2004

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